As filed with the Securities and Exchange Commission on November 22, 1995.
                                             Registration No. 2-80348

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X /
     Pre-Effective Amendment No.  ______         /   /
     Post-Effective Amendment No.  34         /X /

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
     Amendment No.   35                 /X /
                (Check appropriate box or boxes)

                         THE ROYCE FUND
       (Exact name of Registrant as specified in charter)

      1414 Avenue of the Americas, New York, New York  10019
     (Address of principal executive offices)    (Zip Code)

Registrant's Telephone Number, including Area Code:    (212) 355-7311

                   Charles M. Royce, President
                         The Royce Fund
     1414 Avenue of the Americas, New York, New York  10019
             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/  / immediately upon filing pursuant to paragraph (b)
/  / on (date) pursuant to paragraph (b)
/  / 60 days after filing pursuant to paragraph (a)(i)
/  / on (date) pursuant to paragraph (a)(i)
/X/ 75 days after filing pursuant to paragraph (a)(ii)
/  / on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post- effective amendment.


The Royce Fund has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Its 24f-2 Notice for its most recent fiscal year was filed on February 28, 1995.

                 Total number of pages:   87
         Index to Exhibits is located on page:     68

                      CROSS REFERENCE SHEET
             (Pursuant to Rule 481 of Regulation C)


Item of Form N-1A                  CAPTION or Location in Prospectus

Part A

I.    Cover Page.......................................Cover Page

II.   Synopsis..........................................FUND EXPENSES

III.  Condensed Financial Information...FINANCIAL HIGHLIGHTS

IV.   General Description of Registrant..INVESTMENT OBJECTIVES,
                                   INVESTMENT POLICIES,
                                   INVESTMENT RISKS,
                                   INVESTMENT LIMITATIONS,
                                   SIZE LIMITATIONS***,
                                   GENERAL INFORMATION

V.    Management of the Fund................MANAGEMENT OF THE TRUST,
                                   GENERAL INFORMATION

V.A.  Management's Discussion of
        Fund Performance.........................*

VI.   Capital Stock and Other Securities.GENERAL INFORMATION,
                                   DIVIDENDS, DISTRIBUTIONS AND
                                     TAXES,
                                   IMPORTANT ACCOUNT INFORMATION,
                                   REDEEMING YOUR SHARES,
                                   TRANSFERRING OWNERSHIP,
                                   OTHER SERVICES


VII.  Purchase of Securities Being
           Offered ...........................INVESTMENT POLICIES****,
                                   NET ASSET VALUE PER SHARE,
                                   OPENING AN ACCOUNT AND
                                     PURCHASING SHARES,
                                   EXCHANGE PRIVILEGE,
                                   OTHER SERVICES

VIII. Redemption or Repurchase.............REDEEMING YOUR SHARES

IX.   Pending Legal Proceedings.............*

                                   CAPTION or Location in Statement
Item of Form N-1A                      of Additional Information

Part B

X.    Cover Page.......................................Cover Page

XI.   Table of Contents............................TABLE OF CONTENTS

XII.  General Information and History....*

XIII. Investment Objectives and Policies.INVESTMENT POLICIES AND
                                             LIMITATIONS,
                                        RISK FACTORS AND SPECIAL
                                           CONSIDERATIONS

XIV.  Management of the Fund................MANAGEMENT OF THE TRUST

XV.   Control Persons and Principal
        Holders of Securities....................MANAGEMENT OF THE TRUST,
                                   PRINCIPAL HOLDERS OF SHARES

XVI.  Investment Advisory and Other
        Services ................................MANAGEMENT OF THE TRUST,
                                   INVESTMENT ADVISORY SERVICES

XVII. Brokerage Allocation and Other
        Practices.................................PORTFOLIO TRANSACTIONS

XVIII.Capital Stock and Other Securities.........DESCRIPTION OF THE TRUST

XIX.  Purchase, Redemption and Pricing
        of Securities Being Offered..........PRICING OF SHARES BEING OFFERED,
                                   REDEMPTIONS IN KIND

XX.   Tax Status........................................TAXATION

XXI.  Underwriters.....................................*

XXII. Calculation of Performance Data....PERFORMANCE DATA

XXIII.Financial Statements........................**


*    Not applicable or item omitted.
**   Incorporated by reference.
*** Relates only to The REvest Growth & Income Fund, a series of the Trust.

****Relates only to Royce GiftShares Fund, a series of the Trust.

The Royce Funds


       Royce Premier Fund
    Royce Equity Income Fund		  Royce Micro-Cap Fund
   Royce Low-Priced Stock Fund            Royce GiftShares Fund



PROSPECTUS -- December __, 1995


NEW ACCOUNT AND GENERAL INFORMATION: Investor Information -- 1-800-221-4268

SHAREHOLDER SERVICES -- 1-800-841-1180INVESTMENT ADVISOR SERVICES -- 1-800-33-ROYCE


Royce Premier Fund, Royce Equity Income Fund, Royce Micro-Cap Fund, Royce Low-Priced Stock Fund and Royce GiftShares Fund (the "Funds") are no-load series of The Royce Fund (the "Trust"), a diversified, open-end management investment company. The Funds have in common an investment focus on small companies that are selected on a value basis. The Trust is currently offering shares of nine series. This Prospectus relates to the above Funds only.



TABLE OF CONTENTS
                           Page
Fund Expenses . . . . . .
Financial Highlights. . .
Fund Performance and Volatility
Investment Objectives . .
Investment Policies . . .
Investment Risks. . . . .
Investment Limitations. .
Management of the Trust .
General Information . . .
                                                            Page
Dividends, Distributions and Taxes. . . . . . . . . . . . . .
Net Asset Value Per Share . . . . . . . . . . . . . . . . . .

                      SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares. . . . . . . . . . .
Choosing a Distribution Option. . . . . . . . . . . . . . . .
Important Account Information . . . . . . . . . . . . . . . .
Redeeming Your Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege. . . . . . . . . . . . . . . . . . . . . .
Transferring Ownership. . . . . . . . . . . . . . . . . . . .
Other Services. . . . . . . . . . . . . . . . . . . . . . . .

ABOUT THIS
PROSPECTUS

This Prospectus sets forth concisely the information that you should know about a Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing further information about the Funds and the Trust has been filed with the Securities and Exchange Commission. The Statement is dated December __, 1995 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.



If you are viewing the electronic version of this Prospectus through an on-line computer service, you may request a printed version free of charge by calling Investor Information. The E-mail address for The Royce Funds is roycenet@interport.net and the Internet Home Page is http://www.galt.com/www/home/mutual/royce


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EX- CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES


The Funds are no-load,
no 12b-1 fees are
being charged



The following table illustrates all expenses and fees that you would incur as a shareholder of the Funds. Annual fund operating expenses for Royce GiftShares Fund are estimated since it commenced operations as of the date of this Prospectus.


     Shareholder Transaction Expenses and Other Costs

     Sales Load Imposed on Purchases . . . .    None
     Sales Load Imposed on Reinvested Dividends None
     Deferred Sales Load . . . . . . . . . .    None
     Redemption Fee -- 1 Year or More After Initial PurchaseNone
     Early Redemption Fee -- Less Than 1 Year After Initial Purchase *1% Annual Trustee's Fee (Royce GiftShares Fund only)$__

            Annual Fund Operating Expenses
                                                               Total
                                      Management 12b-1  OtherOperating
                                        Fees**  Fees**ExpensesExpenses**
Royce Premier Fund. . . . . . . . . . . 1.00%   None   .38%  1.38%
Royce Equity Income Fund. . . . . . . .  .94%   None   .33%  1.27%
Royce Micro-Cap Fund. . . . . . . . . . 1.40%   None   .59%  1.99%

Royce Low-Priced Stock Fund . . . . . .  .00%   .00%  1.99%  1.99%
Royce GiftShares Fund . . . . . . . . .  .00%   None  1.99%  1.99%


The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Funds. The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                          1 Year     3 Years     5 Years    10 Years
 Royce Premier Fund         $15        $47         $82       $179
 Royce Equity Income Fund    10         32          55        122
 Royce Micro-Cap Fund        20         62         107        232

 Royce Low-Priced Stock Fund 20         62         107        232
 Royce GiftShares Fund (1)   20         62



* Early redemption fee does not apply to Royce GiftShares Fund.
** Management fees would have been 1.00%, 1.50%, 1.50% and 1.25% for Royce Equity Income, Micro-Cap, Low-Priced Stock and GiftShares Funds, respectively, 12b-1 fees would have been .25% for Royce Low-Priced Stock Fund and total operating expenses would have been 1.33%, 2.09%, 3.63% and 3.24% for Royce Equity Income, Micro-Cap, Low-Priced Stock and GiftShares Funds, respectively, without waivers of management fees by Quest Advisory Corp. ("Quest"), the Funds' investment adviser, and of 12b-1 fees by Quest Distributors, Inc. ("QDI"), the Funds' distributor. Quest and QDI have committed to waive their fees on Royce Micro-Cap, Low-Priced Stock and GiftShares Funds through December 31, 1996 to the extent necessary to maintain total operating expenses at or below 1.99%. (1) Exclusive of Royce
GiftShares Fund's $__ annual trustee's fee per account.


These examples should not be considered representations of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

FINANCIAL
HIGHLIGHTS

The following financial highlights are part of the Funds' financial statements and have been audited by Coopers & Lybrand L.L.P., independent accountants. The Funds' financial statements and Coopers & Lybrand L.L.P.'s reports on them are included in the Funds' Annual Reports to Shareholders and are incorporated by reference into the Statement of Additional Information and this Prospectus. Further information about the Funds' performance is contained elsewhere in this prospectus and in the Funds' Annual Reports to Shareholders for 1994, which may be obtained without charge by calling Investor Information.
                                  Royce Premier      Royce Micro-Cap
                           Year ended December 31,  Year ended December 31,
                                   1994  1993 1992     1994  1993 1992
Net Asset Value, Beginning of Year$6.41 $5.52 $5.00   $6.47 $5.83 $5.00
Income from Investment
Operations
    Net investment income(1)       0.06  0.02  0.02    0.00  0.00 (0.01)
    Net gains (losses) on
      securities (both
      realized and unrealized)     0.15  1.03  0.77    0.23  1.38  1.48
          Total from Investment
            Operations             0.21  1.05  0.79    0.23  1.38  1.47
Less Distributions
    Dividends (from net
      investment income)          (0.05)(0.02)(0.02)  (0.00)(0.00)(0.00)
    Distributions (from capital
      gains). . . .               (0.09) 0.14 (0.25)  (0.22)(0.74)(0.64)
          Total Distributions     (0.14)(0.16)(0.27)  (0.22)(0.74)(0.64)
Net Asset Value, End of Year      $6.48 $6.41 $5.52   $6.48 $6.47 $5.83
Annual Total Return                3.3% 19.0% 15.8%    3.6% 23.7% 29.4%
Ratios/Supplemental Data
    Net Assets, End of Period (000's)
                              $202,390 $47,143 $2,329
                                                    $26,774 $10,261 $3,373
    Ratio of Expenses to
      Average Net Assets(2)        1.38% 1.50% 1.77%   1.99% 1.99% 1.69%
    Ratio of Net Investment
      Income to Average
      Net Assets. .                1.19% 0.68% 0.53%   0.02%(0.09%)(0.21%)
    Portfolio Turnover Rate          38%   85%  116%     54%  116%   171%

(1) Net investment income is shown after waiver of fees by the adviser and distributor. The per share effect of these waivers was $.01 and $.09 for 1993 and 1992, respectively for Royce Premier Fund and $.01, $.03 and $.12 for 1994, 1993 and 1992, respectively for Royce Micro-Cap Fund.

(2) Expense ratios before waivers of fees by the adviser and distributor would have been 1.68% and 4.17% for 1993 and 1992, respectively, for Royce Premier Fund, and 2.34%, 2.49% and 3.77% for 1994, 1993 and 1992, respectively, for
Royce Micro-Cap Fund.

                           Royce Equity Income     Royce Low-Priced Stock
                                                   Year endedPeriod ended
                           Year ended December 31,December 31,December 31,
                       1994  1993  1992  1991  1990    1994    1993(3)
Net Asset Value, Beginning of Year
                      $5.58 $5.49 $4.93 $4.03 $5.00   $5.01    $5.00
Income from Investment
Operations
Net investment income(1)
                       0.19  0.21  0.22  0.22  0.23   (0.03)    0.00
Net gains (losses) on securities
 (both realized and unrealized)
                      (0.37) 0.50  0.72  0.99 (0.98)   0.18     0.01
 Total from Investment
  Operations          (0.18) 0.71  0.94  1.21 (0.75)   0.15     0.01
Less Distributions
Dividends (from net
  investment income)  (0.18)(0.21)(0.22)(0.22)(0.22)  (0.00)   (0.00)
Distributions (from capital gains)
                      (0.10)(0.41)(0.16)(0.09)(0.00)  (0.09)   (0.00)
 Total Distributions  (0.28)(0.62)(0.38)(0.31)(0.22)  (0.09)   (0.00)

Net Asset Value, End of Year
                      $5.12 $5.58 $5.49 $4.93 $4.03   $5.07    $5.01
Annual Total Return   (3.2%)13.1% 19.4% 30.3%(15.4%)   3.0%     0.2%
Ratios/Supplemental Data
Net Assets, End of Period (000's)
                 $77,131 $84,661 $54,101 $41,063 $19,497
                                                      $1,880    $452
Ratio of Expenses to
  Average Net Assets(2)1.27% 1.00% 0.99% 0.99% 1.00%   1.89%    0.29%*
Ratio of Net Investment
  Income to Average Net Assets
                       3.43% 3.79% 4.31% 4.58% 4.74%  (1.11%)  (0.29%)*
Portfolio Turnover Rate
                         47%  100%  59%  72%   28%     95%       0%


(1) Net investment income is shown after waiver of fees by the adviser and distributor. The per share effect of these waivers was $.01, $.01, $.02, $.02, and $.06 for 1994, 1993, 1992 and 1991, respectively, for Royce Equity Income Fund and $.08 for 1994 for Royce Low-Priced Stock Fund.


(2) Expense ratios before waivers of fees by the adviser and distributor would have been 1.33%, 1.39%, 1.30%, 1.30% and 1.34% for 1994, 1993, 1992 and 1991,
respectively, for Royce Equity Income Fund, and 3.63% and 2.04% for 1994 and 1993, respectively, for Royce Low-Priced Stock Fund.

(3) From inception of the Fund on December 15, 1993.

 * Annualized.



FUND
PERFORMANCE
AND VOLATILITY

Total return is the
change in value over
a given time period,
assuming reinvestment
of any dividends and
capital gains
distributions

From time to time, the Funds may include in communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in a Fund from the beginning to the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in a Fund from the beginning until the end of the stated period. Total returns are historical measures of past performance and are not intended to indicate future performance. Total returns assume the reinvestment of all net investment income dividends and capital gains distributions. The figures do not reflect a Fund's early redemption fee because it applies only to redemptions in accounts open for less than one year.

The Funds' average annual total returns for the periods ended September 30, 1995 were:

                                     One ThreeFive  Since     Inception
                                    Year Year Year Inception    Date
Royce Premier . . . . . . . . . .   17.9%17.2% --   14.9%  December 31, 1991
Royce Equity Income . . . . . . .   13.6%10.9%15.0%  9.5%   January 2, 1990
Royce Micro-Cap . . . . . . . . .   17.6%20.0% --   19.9%  December 31, 1991
Royce Low-Priced Stock. . . . . .   26.8% --   --   15.8%  December 15, 1993


"Risk defined as
the volatility of a
Fund's total returns
over time

The relative risk of investing in a particular fund should be considered in addition to the total returns of the fund. Risk, in terms of how volatile an investor's returns have been, can be measured in a number of ways, including standard deviation and beta.

Standard deviation measures the range of performance within which a fund's total returns have fallen. The lower the standard deviation of the fund the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of an index such as the S&P 500, the fund has been less volatile than the index.

Beta measures a fund's sensitivity to market movements. The beta for the index chosen to represent the market (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

These measures of risk, which are historical in nature and not necessarily predictive of future volatility, are more fully described in the Statement of Additional Information. For the three year period ended September 30, 1995, standard deviation and beta for the Funds and for the S&P 500 (Source:
Morningstar, Inc.) were:

                                             Std. Dev.        Beta
S&P 500                                        8.07          1.00
Royce Premier                                  5.33           .45
Royce Equity Income                            5.36           .46
Royce Micro-Cap                                7.04           .50



The investment risks associated with the types of securities in which the Funds may invest are described below under "Investment Risks".

INVESTMENT
OBJECTIVES

Each Fund has different investment objectives and/or its own method of achieving its objectives and is designed to meet different investment needs. Since certain risks are inherent in owning any security, there can be no assurance that any of the Funds will achieve their objectives.

Royce Premier Fund's investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited portfolio of common stocks and securities convertible into common stocks of companies viewed by Quest as having superior financial characteristics and/or unusually attractive business prospects.

Royce Equity Income Fund seeks reasonable income by investing primarily in dividend- paying common and preferred stocks and debt securities convertible into common stocks. In choosing these securities, Quest will also consider their potential for capital appreciation.

Royce Micro-Cap Fund seeks long-term capital appreciation, primarily through investments in common stocks and convertible securities of small and micro-cap companies. Production of income is incidental to this objective.


Royce Low-Priced Stock Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective primarily through investments in common stocks and convertible securities of companies with shares that trade at prices below $15 per share.



Royce GiftShares Fund seeks long-term capital appreciation, primarily through investments in a limited portfolio of common stocks and convertible securities of small and micro-cap companies.


These investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares.

INVESTMENT
POLICIES

The Funds invest on a
"value" basis


The Funds invest
primarily in small
and micro-cap
companies


Quest uses a "value" method in managing the Funds' assets. In its selection process, Quest puts primary emphasis on various internal returns indicative of profitability, balance sheet quality, cash flows and the relationships that these factors have to the current price of a given security. This is in contrast to other methods that primarily focus on the future prospects of a company and concentrate on high growth or emerging growth companies.


Quest's value method is based on its belief that the securities of certain small companies may sell at a discount from its estimate of such companies' "private worth", that is, what a knowledgeable buyer would pay for the entire company. Quest attempts to identify and invest in these securities for each of the Funds, with the expectation that this "value discount" will narrow over time and thus provide capital appreciation for the Funds.


Royce Premier Fund
Normally, Royce Premier Fund will invest at least 80% of its assets in a limited number of common stocks, convertible preferred stocks and convertible bonds. At least 65% of these securities will be income-producing and/or issued by companies with stock market capitalizations under $1,000,000,000 at the time of investment. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities. In its selection process for the Fund, Quest puts primary emphasis on companies which have unusually strong returns on assets, cash flows and balance sheets or unusual business strengths and/or prospects. Other characteristics, such as a company's growth potential and valuation considerations, are also used in selecting investments for the Fund.

Royce Equity Income Fund
In accordance with its objective of seeking reasonable income, Royce Equity Income Fund will normally invest at least 80% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 90% of these securities will be income-producing, and at least 65% of these securities will be issued by companies with stock market capitalizations under $1,000,000,000 at the time of investment. The remainder of the Fund's assets may be invested in securities of companies with higher stock market capitalizations, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities. Quest seeks to invest the Fund's portfolio in a manner that produces a composite yield which is higher than the composite yield of the stocks in the Standard & Poor's 500 Index and considers the capital appreciation potential of the securities it selects for the Fund's portfolio.


Royce Micro-Cap Fund
At least 80% of the assets of Royce Micro-Cap Fund will normally be invested in common stocks and securities convertible into common stocks of small and micro-cap companies, and at least 65% of these securities will be issued by companies with stock market capitalizations under $300,000,000 at the time of investment. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and non- convertible preferred stocks and debt securities.



Royce Low-Priced Stock Fund will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks of companies with shares that trade at prices below $15 at the time of initial investment. In addition, at least 65% of these securities will be issued by companies with stock market capitalizations under $1,000,000,000 at the time of investment. In determining whether a convertible security is low-priced, Quest may consider either the price of the convertible security itself or the price of the security into which it is convertible. The remainder of its assets may be invested in stocks of companies with higher prices or higher stock market capitalizations and non- convertible preferred stocks and debt securities.



Royce GiftShares Fund will normally invest at least 80% of its assets in a limited number of common stocks and securities convertible into common stocks. At least 75% of these securities will be issued by small (under $1,000,000,000 in market capitalization) and micro- cap (under $300,000,000 in market capitalization) companies. The remainder of its assets may be invested in securities of companies with higher stock market capitalizations and non- convertible preferred stocks and debt securities.



A GiftShares Fund investment is a unique way to make a gift to a child (minor or adult) or another individual. (You may not open an account in GiftShares Fund for yourself or your spouse.) A GiftShares Fund investment is suitable for making a long-term gift which may qualify in whole or in part for the Federal annual gift tax exclusion and which may also be designed to help fund the beneficiary's college and post-graduate education. To open a GiftShares Fund account, call Investor Information (1-800-221-4268) for a GiftShares Information Packet. (A GiftShares Fund account may also be opened by a trustee for an individual or organization if the trust has a long-term duration, the provisions of the trust instrument are acceptable to the Trust and the trustee has his or her own tax adviser.) The minimum initial investment in GiftShares Fund is $5,000. Additional investments may be made in amounts of $50 or more at any time during the existence of the trust.

The shares in a GiftShares Fund account are held in trust by an independent trustee until the termination date you specify. The duration of the trust may be as long as you wish, but generally must be at least 10 years from the time you make the first contribution to the GiftShares Fund trust or until the beneficiary reaches the age of majority, whichever is later. The GiftShares Fund trust is irrevocable, and neither you nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but, except for reinvestment of distributions, may not purchase additional shares.



See "Dividends, Distributions and Taxes - Royce GiftShares Fund" below for further information.


INVESTMENT
RISKS

The Funds are subject
to certain investment
risks

As mutual funds investing primarily in common stocks and/or securities convertible into common stocks, the Funds are subject to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. The Funds may invest in securities of companies that are not well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. The stocks of such companies may be more volatile in price and have lower trading volumes than the larger capitalization stocks included in the S&P 500 Index. Accordingly, Quest's investment method requires a long-term investment horizon. The Funds should not be used to play short-term swings in the market.


Although Royce Premier and GiftShares Funds are diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), they will normally be invested in a limited number of securities. The Funds' relatively limited portfolios may involve more risk than investing in other Royce Funds or in a broadly diversified portfolio of common stocks of large and well-known companies. To the extent that the Funds invest in a limited number of securities, they may be more susceptible to any single corporate, economic, political or regulatory occurrence than a more widely diversified fund.



Quest may employ a more aggressive approach to investing for Royce Micro-Cap, Low- Priced Stock and GiftShares Funds that involves substantially higher than average portfolio turnover rates. In addition, these Funds invest in micro-cap and/or low-priced securities that are followed by relatively few securities analysts, with the result that there tends to be less publicly available information concerning the securities. The securities of these companies may have limited trading volumes and be subject to more abrupt or erratic market movements than the securities of larger, more established companies or the market averages in general, and Quest may be required to deal with only a few market-makers when purchasing and selling these securities. Companies in which Royce Micro-Cap, Low-Priced Stock and GiftShares Fund are likely to invest also may have limited product lines, markets or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. Thus, the Funds may involve considerably more risk than a mutual fund investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.



Royce Low-Priced Stock Fund may invest in securities of issuers of low-priced stocks which are financially stressed or involved in liquidation, reorganization or recapitalization. Specifically because of their lower prices relative to other companies, low-priced securities may be subject to more abrupt or erratic market movements than higher priced securities of larger, more established companies or the market averages in general.

INVESTMENT
LIMITATIONS

The Funds have
adopted certain
fundamental
limitations

Each of the Funds has adopted certain fundamental limitations, designed to reduce its exposure to specific situations, which may not be changed without the approval of a majority of its outstanding voting shares, as that term is defined in the 1940 Act. These limitations are set forth in the Statement of Additional Information and provide, among other things, that no Fund will:


(a)invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government. (This limitation applies to only 75% of the assets of Royce Premier, Micro-Cap, Low-Priced Stock and GiftShares Funds);


(b)invest more than 25% of its assets in any one industry; or

(c)invest in companies for the purpose of exercising control of management.

Other Investment
Practices:

In addition to investing primarily in the equity and fixed income securities described above, the Funds may follow a number of additional investment practices.

Short-term fixed
income securities

The Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should a Fund implement a temporary investment policy, its investment objectives may not be achieved.

Securities lending


Royce Equity Income, Low-Priced Stock and GiftShares Funds may lend up to 25% of their assets to qualified institutional investors for the purpose of realizing additional income. Loans of securities of the Funds will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities.
The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.


Foreign securities

Each of the Funds may invest up to 10% of its assets in debt and/or equity securities of foreign issuers. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Funds.

Lower-rated
debt securities

Each of the Funds may also invest no more than 5% of its net assets in lower-rated (high- risk) non-convertible debt securities, which are below investment grade. The Funds do not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's Investors Service, Inc. or CCC by Standard & Poor's Corp. or, if unrated, determined to be of comparable quality.

Portfolio turnover


Although the Funds generally seek to invest for the long term, they retain the right to sell securities regardless of how long they have been held. The Funds' annual portfolio turnover rates are shown in the "Financial Highlights". Portfolio turnover rates for the Funds have ranged from 28% to 171%. Royce GiftShares Fund's portfolio turnover rates may exceed 100%.
Rates which exceed 100% are higher than those of other funds. A 100% turnover rate occurs, for example, if all of a Fund's portfolio securities are replaced in one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.


MANAGEMENT OF
THE TRUST

Quest Advisory Corp.
is responsible for the
management of the
Funds' portfolios


The Trust's business and affairs are managed under the direction of its Board of Trustees. Quest, the Funds' investment adviser, is responsible for the management of the Funds' portfolios, subject to the authority of the Board of Trustees. Quest was organized in 1967 and has been the Funds' adviser since their inception. Charles M. Royce, Quest's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for supervising Quest's investment management activities. Mr. Royce is assisted by Thomas R. Ebright, Jack E. Fockler, Jr. and W. Whitney George, Vice Presidents of Quest, all of whom participate in the investment management activities, with their specific responsibilities varying from time to time. Quest is also the investment adviser to Pennsylvania Mutual Fund, to Royce Value, Total Return and Global Services Funds, which are other series of the Trust, and to other investment and non-investment company accounts.



As compensation for its services to the Funds, Quest is entitled to receive annual advisory fees of 1% of the average net assets of Royce Premier and Equity Income Funds, 1.5% of the average net assets of Royce Micro-Cap and Low-Priced Stock Funds and 1.25% of the average net assets of Royce
GiftShares Fund. These fees are payable monthly from the assets of the Funds involved and are higher (substantially higher in the case of Royce Micro-Cap, Low-Priced Stock and GiftShares Funds) than those paid by most other mutual funds with similar investment objectives. For 1994, the fees paid to Quest on average net assets were 1.00%, .94%, 1.40% and .00% (net of voluntary waivers) for Royce Premier, Equity Income, Micro-Cap and Low-Priced Stock Funds, respectively.


Quest selects the brokers who execute the purchases and sales of the Funds' portfolio securities and may place orders with brokers who provide brokerage and research services to Quest. Quest is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.


Quest Distributors, Inc. ("QDI"), which is wholly-owned by Charles M. Royce, acts as distributor of the Funds' shares. The Trust has adopted a distribution plan for Royce Low- Priced Stock Fund pursuant to Rule 12b-1. The plan provides for payment to QDI of .25% per annum of the average net assets of the Fund, which may be used for payment of sales commissions and other fees to those who introduce investors to the Fund and for various other promotional, sales-related and servicing costs and expenses. QDI has committed to waive its fees through 1996.

GENERAL
INFORMATION

The Royce Fund (the "Trust") is a Massachusetts business trust registered with the Securities and Exchange Commission as a diversified, open-end management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.


The custodian for securities, cash and other assets of the Funds is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Funds' Transfer Agent. Coopers & Lybrand L.L.P. serves as independent accountants for the Funds.


DIVIDENDS,
DISTRIBUTIONS
AND
TAXES


Royce Equity Income Fund pays quarterly dividends from net investment income. Royce Premier, Micro-Cap, Low-Priced Stock and GiftShares Funds pay dividends from net investment income (if any) annually in December. Each Fund distributes its net realized capital gains in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.


Shareholders will receive information annually as to the tax status of distributions made by each Fund for the calendar year. For Federal income tax purposes, all distributions by a Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from a Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of a Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of a Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.

Distributions paid from long-term capital gains of a Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long a shareholder has held Fund shares. If a shareholder disposes of shares held for six months or less at a loss, such loss will be treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares.

The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. Each Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

At the time of a shareholder's purchase, a Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by a Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

The Funds are required to withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

The discussion of Federal income taxes above is for general information only. Shareholders may also be subject to state and local taxes on their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Funds. The Statement of Additional Information includes an additional description of Federal income tax aspects that may be relevant to a shareholder.

Royce GiftShares Fund



The creation of a Royce GiftShares Fund trust account for a beneficiary and any addition to an existing account will be subject to the reporting requirements of Federal gift tax law, which requires, in general, that a Federal gift tax return be filed reporting all gifts made by an individual during any calendar year, other than gifts of present interests in property that qualify for, and do not exceed, the amount of the Federal annual gift tax exclusion (currently, $10,000). Whether a particular gift of Fund shares qualifies for the annual exclusion will depend on the option selected by the donor in the adoption agreement. A gift of Fund shares may also be subject to state gift tax reporting requirements under the laws of the state in which the donor of the gift resides.



The options available to a donor under the Royce GiftShares Fund trust adoption agreement are:



Accumulation Option:
* No part of the gift qualifies for the Federal annual gift tax exclusion

* The trust will be taxed on all income and capital gains in excess of $100 per year

* The trustee of the trust will prepare and file all Federal and state income tax returns that are required each year, and will pay the taxes from the assets of the trust by redeeming shares of the Fund



Withdrawal Option:



* The full amount of the gift may qualify for the Federal annual gift tax exclusion and may be designed to help fund the beneficiary's college or post-graduate education.
* The beneficiary will be taxed on all of the trust's income and capital gains, and the trustee will, if requested by the beneficiary, redeem shares of the Fund in order to allow the beneficiary to pay the taxes
* The trustee will send an information statement to the beneficiary each year, showing the amount of income and capital gains to be reported on his or her income tax returns for that year

Current Income Option:



*A portion of the gift may qualify for the Federal annual gift tax exclusion *The trust will be taxed on all capital gains, and the trustee will pay the taxes from the assets of the trust by redeeming shares of the Fund; the beneficiary will be taxed on all of the trust's ordinary income, which will be distributed to the beneficiary annually
*The trustee will send an information statement to the beneficiary each year, showing the amount of income to be reported on his or her income tax returns for that year



See "Taxation - Royce GiftShares Fund" in the Statement of Additional Information for more detailed information about these and other tax matters applicable to an investment in Royce GiftShares Fund. Due to the complexity of Federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.


NET ASSET VALUE
PER SHARE

Net asset value per
share (NAV) is
determined each day
the New York Stock
Exchange is open

Fund shares are purchased and redeemed at their net asset value per share next determined after an order is received by the Funds' transfer agent. Net asset value per share is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business.

In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

OPENING AN
ACCOUNT AND
PURCHASING
SHARES

                                  SHAREHOLDER GUIDE
Each Fund's shares are offered on a no-load basis. To open a new account other than an IRA or 403(b)(7) account or a Royce GiftShares Fund account, either by mail, by telephone or by wire, simply complete and return an Account Application. If you need assistance with the Account Application or have any questions about the Funds, please call Investor Information at 1-800-221-4268. Note: For certain types of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call Investor Information to determine if you need to provide additional forms with your application.

Minimum Initial
Investments


Type Of Account                                Minimum
Regular accounts                               $ 2,000
IRAs *                                         $ 500
Accounts established with Automatic            $ 500
Investment Plan or Direct Deposit Plan
403(b)(7) accounts *                             None
Royce GiftShares Fund accounts                 $ 5,000


Additional
Investments

Subsequent investments may be made by mail ($50 minimum), telephone ($500 minimum), wire or Express Service (a system of electronic funds transfer from your bank account).
__________

* Separate forms must be used for opening IRAs or 403(b)(7) accounts and Royce GiftShares Fund accounts; please call Investor Information at 1-800-221-4268 if you need these forms.


Purchasing By Mail:
Complete and sign the
enclosed Account
Application Form

            NEW ACCOUNT
Please include the amount of your	          ADDITIONAL INVESTMENTS
initial investment on the		           TO EXISTING ACCOUNTS
Application Form, make your check	Additional investments should include
payable to The Royce Fund, and mail	the Invest-by-Mail remittance form
to:					attached to your Fund confirmation
					statements.  Please make your check
The Royce Funds				payable to The Royce Fund, write
P.O. Box 419012				your account number on your check
Kansas City, MO 64141-6012		and, using the return envelope
					provided, mail to the address
                                        indicated on the Invest-by-Mail
                                        form.


For express or
registered mail,
send to:

The Royce Funds				All written requests should be mailed
c/o National Financial Data Services	to one of the addresses indicated
1004 Baltimore, 5th Floor		for new accounts.
Kansas City, MO 64105


Purchasing By
Telephone:
					     ADDITIONAL INVESTMENTS
            NEW ACCOUNTS		      TO EXISTING ACCOUNTS
To open an account by telephone, you	Subsequent telephone purchases ($500
should call Investor Information	minimum) may also be made by calling
(1-800- 221-4268) before 4:00 p.m.,	Investor Information.  For all
Eastern time. You will be given a	telephone purchases, payment is due
confirming order number for your	within three business days and may
purchase.  This number must be		be made by wire or personal,
placed on your completed Application	business or bank check, subject to
before mailing.  If a completed and	collection.
signed Application is not received
on an account opened by telephone,
the account may be subject to backup
withholding of Federal income taxes.

Purchasing By Wire:

Before Wiring:
For a new account,
please contact Investor
Information at
1-800-221-4268

Money should be wired to:
                   State Street Bank and Trust Company
                   ABA 011000028    DDA 9904-712-8
                   Ref:  (Name of Fund)
                   Order Number or Account Number
                   Account Name

To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number (for telephone purchases) or account number. If you are opening a new account, you must call Investor Information to obtain an order number, and complete the Account Application Form and mail it to the "New Account" address above after completing your wire arrangement. Note:
Federal Funds wire purchase orders will be accepted only when the Fund and Custodian are open for business.

Purchasing By
Express
Service:

You can purchase shares automatically or at your discretion through the following options:

Expedited Purchase Option permits you, at your discretion, to transfer funds ($100 minimum and $200,000 maximum) from your bank account to purchase shares in your Royce Fund account by telephone.

Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

To establish the Expedited Purchase Option and/or the Automatic Investment Plan, please provide the appropriate information on the Account Application Form and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

To make an Expedited Purchase, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time.

Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form, which may be obtained from Investor Information by calling 1-800-221-4268.

CHOOSING A
DISTRIBUTION
OPTION

You may select one of three distribution options:

1.Automatic Reinvestment Option--Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2.Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

3.All Cash Option--Both dividends and capital gains distributions will be paid in cash.


You may change your option by calling Shareholder Services at 1-800-841-1180. Distribution options available for Royce GiftShares Fund trust accounts are dependent on the trust option selected by the donor.


IMPORTANT
ACCOUNT
INFORMATION

The easiest way to establish optional services on your account is to select the options you desire when you complete your Account Application Form. If you want to add or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-841-1180 for further assistance.

Signature Guarantees

For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates

Certificates for whole shares will be issued upon request. If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.

Purchases
Through Service
Providers

If you purchase shares of a Fund through a program of services offered or administered by a broker-dealer, financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of a Fund may not be available or may be modified in connection with the program of services offered. When shares of a Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds, QDI and/or Quest for providing such services.

Telephone
Transactions

Neither the Funds nor their transfer agent will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The transfer agent uses certain procedures designed to confirm that telephone instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls, and if it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment

If your check or wire does not clear, or if payment is not received for any telephone purchase, the transaction will be cancelled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Trade Date for
Purchases

Your trade date is the date on which share purchases are credited to your account. If your purchase is made by telephone, check, Federal Funds wire or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Funds will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.

REDEEMING YOUR
SHARES:

You may redeem any portion of your account at any time. You may request a redemption in writing or by telephone. Redemption proceeds normally will be sent within two business days after the receipt of the request in Good Order.

Redeeming by Mail:

Requests should be mailed to The Royce Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. (For express or registered mail, send your request to The Royce Funds, c/o NFDS, 1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

The redemption price of shares will be their net asset value next determined after NFDS has received all required documents in Good Order.


Definition of
Good Order

Good Order means that the request includes the following:

1.The account number and Fund name.
2.The amount of the transaction (specified in dollars or shares). 3.Signatures of all owners exactly as they are registered on the account. 4.Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder. 5.Certificates, if any are held.
6.Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.


Redeeming By
Telephone:

Shareholders who have not established Express Service may redeem up to $50,000 of their Fund shares by telephone, provided the proceeds are mailed to their address of record. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt. Telephone redemption service is not available for Trust- sponsored retirement plan accounts or if certificates are held. Telephone redemptions will not be permitted for a period of sixty days after a change in the address of record. See also "Important Account Information - Telephone Transactions".

Redeeming By
Express
Service:

If you select the Express Service Automatic Withdrawal option, shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

The Expedited Redemption option lets you redeem up to $50,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Express Service on the Account Application Form or call Shareholder Services at 1-800-841-1180 for an Express Service application.

Important
Redemption
Information

If you are redeeming shares recently purchased by check, Express Service Expedited Purchase or Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

Although redemptions have always been made in cash, the Fund may redeem in kind under certain circumstances.

Early Redemption
Fee


In order to discourage short-term trading, an early redemption fee of 1% of the net asset value of the shares being redeemed is imposed if a shareholder redeems shares of a Fund less than one year after becoming a shareholder. The fee is payable to the Fund out of the redemption proceeds otherwise payable to the shareholder. No redemption fee will be payable on an exchange into another Royce fund or by shareholders who are (a) employees of the Trust or Quest or members of their immediate families or employee benefit plans for them, (b) participants in the Automatic Withdrawal Plan, (c) certain Trust-approved Group Investment Plans and charitable organizations, (d) profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Quest, (e) omnibus or similar account customers of certain Trust-approved broker-dealers and other institutions or
(f) shareholders of Royce GiftShares Fund.


Minimum Account
Balance Requirement


Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund (except Royce GiftShares Fund) account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or, if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.



Royce GiftShares Fund



Until a Royce GiftShares Fund trust terminates, only the independent trustee, as the legal owner of the shares, may redeem them. The ability of the trustee to redeem shares, and of the beneficiary to compel redemption, is subject to the terms and conditions of the Royce GiftShares Fund Trust Instrument.


EXCHANGE
PRIVILEGE


Exchanges between series of the Trust (except Royce GiftShares Fund), and with other open-end Royce funds are permitted by telephone or by mail. An exchange is treated as a redemption and purchase; therefore, you could realize a taxable gain or loss on the transaction. Exchanges are accepted only if the registrations and the tax identification numbers of the two accounts are identical. Minimum investment requirements must be met when opening a new account by exchange, and exchanges may be made only for shares of a series or fund then offering its shares for sale in your state of residence. The Trust reserves the right to revise or terminate the exchange privilege at any time.


TRANSFERRING
OWNERSHIP

You may transfer the ownership of any of your Fund shares to another person by writing to: The Royce Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. The request must be in Good Order (see "Redeeming Your Shares - Definition of Good Order"). Before mailing your request, please contact Shareholder Services (1-800-841-1180) for full instructions.


OTHER SERVICES:

For more information about any of these services, please call Investor Information at 1-800- 221-4268.


Statements and
Reports

A confirmation statement will be sent to you each time you have a transaction in your account and semi-annually. Financial reports will be mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

Tax-sheltered
Retirement Plans

Shares of the Funds are available for purchase in connection with certain types of tax- sheltered retirement plans, including Individual Retirement Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

The Royce Funds				  The Royce Funds
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268				      Royce Premier Fund

					   Royce Equity Income Fund
Investment Adviser
Quest Advisory Corp.			     Royce Micro-Cap Fund
1414 Avenue of the Americas
New York, NY 10019

                 			       Royce Low-Priced
					          Stock Fund

					     Royce GiftShares Fund

Distributor
Quest Distributors, Inc.
1414 Avenue of the Americas		     No-Load Mutual Funds
New York, NY 10019


Transfer Agent
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180


					          Prospectus
					      December __, 1995

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105


Officers
Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President
   and Asst. Secretary
Susan I. Grant, Secretary

                STATEMENT OF ADDITIONAL INFORMATION


     THE ROYCE FUND (the "Trust"), a Massachusetts business trust, is a professionally managed, open-end registered investment company, which offers investors the opportunity to invest in nine portfolios or series ("Funds"). Each Fund has distinct investment objectives and/or policies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The nine Funds are:


                        Royce Value Fund
                       Royce Premier Fund
                    Royce Equity Income Fund
      Royce Micro-Cap Fund (formerly named Royce OTC Fund)
                   Royce Low-Priced Stock Fund

                      Royce GiftShares Fund

                     Royce Total Return Fund
                   Royce Global Services Fund
                  REvest Growth and Income Fund

This Statement of Additional Information relates to all of the Funds other than REvest Growth and Income Fund, which is covered by its own separate Statement of Additional Information.


     The Trust is designed for long-term investors, including those who wish to use shares of any Fund (other than Royce GiftShares Fund) as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.



     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses dated May 2, 1995 for Royce Value Fund, dated December __, 1995 for Royce Premier, Equity Income, Micro-Cap, Low-Priced Stock and GiftShares Funds, dated May 2, 1995 for Royce Total Return Fund and dated July 31, 1995 for Royce Global Services Fund. Please retain this document for future reference. The audited financial statements included in the Annual Reports to Shareholders of such Funds (other than Royce GiftShares Fund) for the fiscal year or period ended December 31, 1994 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of Royce Global Services Fund for the six months ended June 30, 1995 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual or Semi- Annual Report for any of these Funds, please call Investor Information at 1-800-221-4268.


Investment Adviser                                 Transfer Agent
Quest Advisory Corp. ("Quest")         State Street Bank and Trust Company
                                      c/o National Financial Data Services

Distributor                                             Custodian
Quest Distributors, Inc. ("QDI")       State Street Bank and Trust Company


                          December __, 1995


                   TABLE OF CONTENTS
                                                        PAGE
INVESTMENT POLICIES AND LIMITATIONS . . . . . . . .   2
RISK FACTORS AND SPECIAL CONSIDERATIONS . . . . . .   5
MANAGEMENT OF THE TRUST . . . . . . . . . . . . . .   8
PRINCIPAL HOLDERS OF SHARES . . . . . . . . . . . .  10
INVESTMENT ADVISORY SERVICES. . . . . . . . . . . .  12
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . .  14
CUSTODIAN . . . . . . . . . . . . . . . . . . . . .  17
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . .  17
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . .  17
CODE OF ETHICS AND RELATED MATTERS. . . . . . . . .  19
PRICING OF SHARES BEING OFFERED . . . . . . . . . .  19
REDEMPTIONS IN KIND . . . . . . . . . . . . . . . .  20
TAXATION. . . . . . . . . . . . . . . . . . . . . .  20

DESCRIPTION OF THE TRUST. . . . . . . . . . . . . .  26
PERFORMANCE DATA. . . . . . . . . . . . . . . . . .  26

               INVESTMENT POLICIES AND LIMITATIONS

     The following investment policies and limitations supplement those set forth in the Funds' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition
of the security or other asset.   Accordingly, any subsequent change in
values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

     A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 [the "1940 Act"]) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

     No Fund may, as a matter of fundamental policy:

1.   Issue any senior securities;

2. Purchase securities on margin or write call options on its portfolio securities;

3.   Sell securities short;

4. Borrow money, except that each of the Funds other than Royce Value Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

5.   Underwrite the securities of other issuers;

6. Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Global Services Fund, which is not subject to any such limitation);

7. Invest in restricted securities (except for Royce Global Services Fund, which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

8. Invest more than 10% (15% for Royce Global Services Fund) of its assets in securities without readily available market quotations (i.e., illiquid securities);

9. Invest, with respect to Royce Value and Royce Equity Income Funds, more than 5% of such Fund's assets in the securities of any one issuer (except U.S. Government securities) or, with respect to 75% of the other Funds' total assets, more than 5% of such Fund's assets in the securities of any one issuer (except U.S. Government securities);

10.  Invest more than 25% of its assets in any one industry;

11. Acquire more than 10% of the outstanding voting securities of any one issuer;

12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.  Purchase or sell commodities or commodity contracts;


14. Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that Royce Equity Income, Low-Priced Stock, GiftShares, Total Return and Global Services Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);


15.  Invest in companies for the purpose of exercising control of management;

16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

17. Invest in the securities of other investment companies (except for Royce Global Services Fund, which may invest in the securities of other investment companies to the extent permitted by the 1940 Act); or


18. Purchase any warrants, rights or options, except that (i) all of the Funds other than Royce Value Fund may, if no value is assigned thereto, acquire warrants in units with or attached to debt securities or non-convertible preferred stock, and (ii) Royce Low-Priced Stock, GiftShares, Total Return and Global Services Funds may also invest up to 5% of their respective net assets in warrants, valued at the lower of cost or market, provided that warrants that are not listed on the New York or American Stock Exchanges shall not exceed 2% of such Funds' respective net assets.



     No Fund may, as a matter of operating policy:

1. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

2.   Invest in oil, gas or other mineral leases or development programs;

3. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

4. Enter into repurchase agreements with any party other than the custodian of its assets or having a term of more than seven days.

Royce Global Services Fund

     The Global Services Fund may invest in the securities of a company that is engaged in securities related activities as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940 or an investment adviser to an investment company, subject to the following limitations in the case of a company that, in its most recent fiscal year, derived more than 15% of its gross revenues from such activities:

(a) The purchase cannot cause more than 5% of the Global Services Fund's assets to be invested in the securities of the company;

(b) For an equity security, the purchase cannot result in the Global Services Fund owning more than 5% of the company's outstanding securities of that class; and

(c) For a debt security, the purchase cannot result in the Global Services Fund owning more than 10% of the principal amount of the company's outstanding debt securities.

     In applying the gross revenues test, a company's gross revenues from its own securities related activities and from its ratable share of the securities related activities of enterprises of which it owns 20% or more of the voting or equity interest are considered in determining the degree to which the company is engaged in securities related activities. The limitations apply only at the time of the Global Services Fund's purchase of the securities of such a company. When the Global Services Fund is considering purchasing or has purchased warrants or convertible securities of a securities related business, the required determination is made as though such warrants or conversion privileges had been exercised.

     The Global Services Fund is not permitted to acquire a general partnership interest or a security issued by its investment adviser or principal underwriter or any affiliated person of its investment adviser or principal underwriter.

     The Global Services Fund may invest up to 20% of its assets in the securities of other investment companies, provided that (i) the Fund and all affiliated persons of the Fund do not invest in more than 3% of the total outstanding stock of any one such company and (ii) the Fund does not offer or sell its shares at a public offering price which includes a sales load of more than 1 1/2%. (The 20% and 3% limitations do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.) The other investment company is not obligated to redeem those of its securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days, and the Fund will be obligated to exercise voting rights with respect to any such security by voting the securities held by it in the same proportion as the vote of all other holders of the security.

     The Global Service Fund does not currently intend to invest more than 5% of its assets in the securities of any one other investment company, to purchase securities of other investment companies, except in the open market where no commission other than the ordinary broker's commission is paid, or to purchase or hold securities issued by other open-end investment companies.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

     As noted above, no Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Quest or the Board of Trustees determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Quest will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

     A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Quest and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending


     Royce Equity Income, Low-Priced Stock, GiftShares, Total Return and Global Services Funds may lend up to 25% of their respective assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Quest's judgment, the consideration to be earned from such loans would justify the risk.


     Quest understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) Debt Securities

     Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by

Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

     Since the risk of default is higher for lower-rated (high-risk) debt securities, Quest's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Quest will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Quest's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

     Except for Royce Global Services Fund, which is not subject to any such limitation, each Fund may invest up to 10% of its total assets in the securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government- sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that Quest will be able to anticipate these potential events or counter their effects.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     American Depositary Receipt (ADR) facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may engage in repurchase agreements with respect to any U.S. Government security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

                              * * *


     Quest believes that Royce Value, Micro-Cap, Low-Priced Stock, GiftShares and Global Services Funds are suitable for investment only by persons who can invest without concern for current income, and that such Funds and Royce Premier Fund are suitable only for those who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.




                     MANAGEMENT OF THE TRUST

     The following table sets forth certain information as to each Trustee and officer of the Trust:


Name, Address and Age    Position Held	Principal Occupations During
                        with the Trust	       Past 5 Years


Charles M. Royce* (56)	 Trustee,	President, Secretary, Treasurer and
1414 Avenue of the 	 President and	sole director and sole voting
  Americas		 Treasurer	shareholder of Quest Advisory
New York, NY 10019			Corp.  ("Quest"), the Trust's
					principal investment adviser;
					Trustee, President and Treasurer of
					Pennsylvania Mutual Fund ("PMF"),
					an open-end diversified management
					investment company of which Quest
					is the investment adviser;
					Director, President and Treasurer
					of Royce Value Trust, Inc. ("RVT")
					and, since September 1993, Royce
					Micro-Cap Trust, Inc.  ("OTCM"),
					closed-end diversified management
					investment companies of which Quest
					is the investment adviser;
					Secretary and sole director and
					shareholder of Quest Distributors,
					Inc. ("QDI"), the distributor of
					the Trust's shares; and managing
					general partner of Quest Management
					Company ("QMC"), a registered
					investment adviser, and its
					predecessor.


Richard M. Galkin (57)	 Trustee	Private investor and President of
5284 Boca Marina Circle			Richard M. Galkin Associates,
  South					Inc., tele-communications
Boca Raton, FL 33487			consultants.


Stephen L. Isaacs (56)	 Trustee	Attorney; Director of Columbia
60 Haven Street, Fl. B-2		University Development Law and
New York, NY 10032			Policy Program; Professor at
					Columbia University; President of
					Stephen L. Isaacs Associates,
					Consultants; and counsel to Kaplan
					& Kilsheimer from January 1988 to
					February 1991.

Name, Address and Age    Position Held	Principal Occupations During
                        with the Trust	       Past 5 Years


David L. Meister (56)	 Trustee	Consultant to the communications
111 Marquez Place			industry since January 1993;
Pacific Palisades, CA			Executive officer of Digital
90272					Planet Inc. from April 1991 to
					December 1992; and consultant to
					the communications and television
					industry from August 1990 to April
					1991.



Jack E. Fockler, Jr.* (37)		Vice President (since August 1993)
1414 Avenue of the	 Vice President	and senior associate of Quest,
Americas				having been employed by Quest
New York, NY 10019			since October 1989; Vice President
					of the Trust, PMF, RVT and OTCM
					since April 1995; Vice President
					of QDI since November 1995; and
					general partner of QMC since July
					1993.

W. Whitney George* (37)	 Vice President	Vice President (since August 1993)
1414 Avenue of the			and senior analyst of Quest,
   Americas				having been employed by Quest
New York, NY 10019			since October 1991; Vice President
					of the Trust, PMF, RVT and OTCM
					since April 1995; and general
					partner of QMC and its predecessor
					since January 1992.

Daniel A. O'Byrne* (33)	 Vice President	Vice President of Quest since May
1414 Avenue of the	 and Assistant	1994, having been employed by
   Americas		 Secretary	Quest since October 1986; and Vice
New York, NY 10019			President of the Trust, PMF, RVT
					and OTCM since July 1994.

Susan I. Grant* (42)	 Secretary	Compliance Officer and Senior
1414 Avenue of the			Counsel of Quest and Secretary of
  Americas				the Trust, PMF, RVT and OTCM since
New York, NY 10019			August 1994; and Assistant Counsel
					of First Investors Corporation
					from July 1989 to August 1994.

________________________________
     *An "interested person" under Section 2(a)(19) of the 1940 Act.


     All of the Trust's trustees are also trustees of PMF and directors of RVT and OTCM.

     The Board of Trustees has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for the selection and nomination of independent auditors for the Funds and for conducting post-audit reviews of their financial conditions with such auditors.

     For the year ended December 31, 1994, the following trustees received compensation from the Trust and the three other funds in the group of registered investment companies comprising The Royce Funds for services as a trustee/director on such funds' Boards:

                         Aggregate CompensationTotal Compensation
Name                            from Trust   from The Royce Funds

Richard M. Galkin             $17,500             $60,000
Stephen L. Isaacs              17,500              60,000
David L. Meister               17,500              60,000


                   PRINCIPAL HOLDERS OF SHARES

     As of October 31, 1995, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

                                     Type of
Fund                Number of Shares Ownership Percentage of Outstanding Shares

Royce Premier Fund
Charles Schwab & Co., Inc.
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Royce Equity Income Fund
Charles Schwab & Co., Inc.
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Royce Micro-Cap Fund
Charles Schwab & Co., Inc.
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Donaldson, Lufkin Jenrette
 Securities Corp.
Pershing Division
P.O. Box 2052
Jersey City, NJ 07303

Royce Low-Priced Stock Fund
Charles Schwab & Co., Inc.
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104

Bruce Museum Inc.             *
Special Program Fund
Museum Drive
Greenwich, CT 06830
_______
* These shares are held of record by Charles Schwab & Co., Inc.

                                      Type of
Fund                Number of Shares Ownership Percentage of Outstanding Shares

Royce Low-Priced Stock Fund
Charles M. Royce
1414 Avenue of the Americas
New York, NY 10019

W. Whitney George, Trustee
Royce 1992 Generation
  Skipping Trust
1414 Avenue of the Americas
New York, NY 10019

Royce Total Return Fund
Integra Trust Company
  National Assn.
300 Fourth Avenue
Pittsburgh, PA 15278

James M. Novak
Mark Stadler Trustees
Cindrich & Titus Profit
   Sharing Plan
FBO Thomas O. Arbogast
2000 Gateway Center
Pittsburgh, PA 15222

Charles M. Royce, Trustee
N. Holmes Clare Trust
FBO Barbara K. Clare
c/o Quest Advisory Corp.
1414 Avenue of the Americas
New York, NY 10019

State Street Bank & Trust Co.
Custodian for IRA of
Becky L. O'Connor
10 St. James Place
Pittsburgh, PA 15215

State Street Bank & Trust Co.
Custodian for IRA of
David Reese
528 N. Maple Avenue
Greensburg, PA 15601

Royce Global Services Fund
Bruce Museum Inc.
Special Program Fund
Museum Drive
Greenwich, CT 06830

                                      Type of
Fund                Number of Shares Ownership Percentage of Outstanding Shares

Royce Global Services Fund
Integra Trust Company
  National Assn.
300 Fourth Avenue
Pittsburgh, PA 15278

Charles M. Royce
1414 Avenue of the Americas
New York, NY 10019


     As of October 31, 1995, all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of Royce Value Fund, Royce Premier Fund and Royce Equity Income Fund, ___% of the outstanding shares of Royce Micro-Cap Fund, ____% of the outstanding shares of Royce Low-Priced Stock Fund, ____% of the outstanding shares of Royce Total Return Fund and ____% of the outstanding shares of Royce Global Services Fund.



     As of the date of this Statement of Additional Information, W. Whitney George, as trustee for members of Charles M. Royce's immediate family, owned 100% of the outstanding shares of Royce GiftShares Fund.



                  INVESTMENT ADVISORY SERVICES

Services Provided by Quest

     As compensation for its services under the Investment Advisory Agreements with the Funds, Quest is entitled to receive the following fees:

     Fund                     Percentage Per Annum of Fund's Average Net Assets

     Royce Value Fund         1.00% of first $50,000,000,
                              .875% of next $50,000,000 and
                              .75%  of any additional average net assets
     Royce Premier Fund       1.00%
     Royce Equity Income Fund 1.00%
     Royce Micro-Cap Fund     1.50%
     Royce Low-Priced Stock Fund1.50%

     Royce GiftShares Fund    1.25%

     Royce Total Return Fund  1.00%
     Royce Global Services Fund1.50%


Such fees, which are payable monthly from the assets of the Fund involved, are higher (substantially higher, in the case of Royce Micro-Cap, Low-Priced Stock, GiftShares and Global Services Funds) than those paid by most other mutual funds with similar investment objectives.


     Under the Investment Advisory Agreements, Quest (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; (iii) furnishes, without expense to the Trust, the services of such members of its organization as may be duly elected executive officers or Trustees of the Trust; and (iv) pays all executive officers' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

     For each of the three fiscal years ended December 31, 1992, 1993 and 1994, as applicable, Quest received advisory fees from the Funds (net of any amounts waived by Quest) and waived advisory fees payable to it, as follows:

                              Advisory Fees       Amounts
                            Received by QuestWaived by Quest
     Royce Value Fund
     1992                $1,460,910        -
     1993                 1,568,398        -
     1994                 1,503,696        -

     Royce Equity Income Fund
     1992                $  322,488     $ 137,825
     1993                   488,816       229,166
     1994                   820,662        53,626

     Royce Premier Fund
     1992                $    2,496     $  12,279
     1993                  124,020         8,461
     1994                1,400,394         -

     Royce Micro-Cap Fund
     1992                $    3,473     $  15,138
     1993                    83,095        19,063
     1994                   295,148        20,330

     Royce Low-Priced Stock Fund
     1993*               $    0         $    294
     1994                     0            15,272

     Royce Total Return Fund
     1993*               $    0         $    294
     1994                     0            10,506

     Royce Global Services Fund
     1994**              $    0         $      367
_______
* December 15, 1993 (commencement of operations) to December 31, 1993 **December 15, 1994 (commencement of operations) to December 31, 1994

Portfolio Management

     The Funds' portfolios and the portfolios of Quest's other accounts are managed by Quest's senior investment staff, including Charles M. Royce, Quest's Chief Investment Officer, who is primarily responsible for supervising its investment management activities. Mr. Royce is assisted by Thomas R. Ebright, Jack E. Fockler, Jr. and W. Whitney George, Vice Presidents of Quest, all of whom participate in such activities, with their specific responsibilities varying from time to time. In the event of any significant change in Quest's senior investment staff, the members of the Trust's Board of Trustees who are not interested persons of the Trust will consider what action, if any, should be taken in connection with the Funds' management arrangements.

     Certain information concerning Messrs. Royce, Fockler and George is set forth above under "MANAGEMENT OF THE TRUST". Set forth below is certain information concerning Mr. Ebright.

Name         Principal Occupations and Other Affiliations During Last 5 Years


Thomas R. Ebright  Vice President and member of the senior investment staff of
		   Quest; Trustee/Director of PMF, RVT and, since September 1993, OTCM; Vice President since November 1995 (President until October 1995) and Treasurer of QDI; general partner of QMC and its predecessor until June 1994; President, Treasurer and a director and principal shareholder of Royce, Ebright & Associates, Inc., the investment adviser for REvest Growth and Income Fund, since June 1994; director of Atlantic Pro Sports, Inc. and of the Strasburg Rail Road Co. since March 1993; and President and principal owner of Baltimore Professional Hockey, Inc. until May 1993.


Limitation on Fund Expenses

     Quest has agreed, in connection with the Trust's qualification of shares of each Fund for sale in California, to reduce its investment advisory fee for each Fund monthly to the extent that such Fund's "aggregate annual expenses" (as defined) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of any remaining average net assets of such Fund for any fiscal year. All or a portion of the distribution fee payable to QDI may be excludable from such "aggregate annual expenses".


                           DISTRIBUTOR

     QDI, the distributor of the shares of each Fund, has its principal office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").


     As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, QDI is entitled to receive, for and from the assets of the Fund involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Value Fund's average net assets and .25% per annum (consisting of an asset-based sales charge) of Royce Low-Priced Stock, Total Return and Global Services Funds' respective average net assets. Except to the extent that they may be waived by QDI, these fees are not subject to any required reductions and, in the case of Royce Value Fund, are higher than the fees paid by most other mutual funds which use their own assets to promote the sale of their shares. QDI is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Royce Value Fund and of any contingent deferred sales charges that may be imposed on redemptions of such Fund's shares. The Distribution Agreement has been terminated as to Royce Premier, Equity Income, Micro-Cap and GiftShares Funds.


     Under the Distribution Agreement, QDI (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to QDI); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states.

     The Trust entered into the Distribution Agreement with QDI pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the shareholders of each Fund that remains covered by the Plan and by the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     In approving the Plan, the Trustees, in accordance with the requirements of Rule 12b-1, considered various factors (including the amount of the distribution fees) and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

     The Plan may be terminated as to any Fund by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of such Fund; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees, as described above.

     The Distribution Agreement may be terminated as to any Fund at any time on 60 days' written notice and without payment of any penalty, by QDI, by the vote of a majority of the outstanding voting securities of such Fund or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

     The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding voting securities of the Fund involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

     The Board of Trustees has adopted resolutions pursuant to which the proceeds of all contingent deferred sales charges for redeemed shares of Royce Value Fund received from January 1, 1990 through April 7, 1994 (when the contingent deferred sales charge was terminated) will be held in separate reserve accounts for the year involved, to be spent by QDI only upon the approval of the Board of Trustees for the specific purposes set forth in the Plan. If the proceeds received in a particular year have not been spent within the four year period following the close of the year in which they were received, the proceeds are to be paid by QDI to Royce Value Fund, the shareholders of which bore such contingent deferred sales charges. See Note
2 of Notes to Financial Statements of Royce Value Fund contained in such Fund's Annual Report to Shareholders for the year ended December 31, 1994.

     For the year ended December 31, 1994, Royce Value Fund paid distribution fees to QDI of $1,109,175 (net of $650,642 waived by QDI -- 1% of its average net assets during such year before giving effect to such waiver and 0.63% of its average net assets after giving effect to such waiver). QDI spent the distribution fees paid to it by and the proceeds of contingent deferred sales charges released to it for Royce Value Fund during 1994 in the following manner:

          (i)Promotion, literature and advertising$     54,808
          (ii)Printing and mailing of prospectuses
            to other than current shareholders           5,477
          (iii) Compensation paid or to be paid to introducing brokers, investment advisers and others 1,201,833
          (iv) Registration fees, accounting and legal   10,690
          (v)  Administration and other                  11,789
                 Total                              $ 1,284,597

     As of January 1, 1994, $336,642 was held by QDI in such separate reserve accounts for Royce Value Fund. For the year ended December 31, 1994, $12,992 of proceeds of contingent deferred sales charges on account of redemptions of shares of Royce Value Fund during such year were added to such reserve accounts, and $162,902 was released to QDI from such reserve accounts for Royce Value Fund. Thus, as of January 1, 1995, $186,732 was held by QDI in such reserve accounts for Royce Value Fund, and no proceeds of contingent deferred sales charges on account of redemptions of shares of Royce Value Fund during the year ended December 31, 1990 remained in the reserve account for such proceeds because all of the monies in such reserve account had been previously released by the Board of Trustees to QDI.

     QDI has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock, Total Return and Global Services Funds

     No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Quest and QDI, had such an interest.

     The benefits to Royce Value Fund included the receipt of net proceeds of $7,367,068 from sales of its shares during the fiscal year ended December 31, 1994. The cost of shares redeemed by such Fund during such year aggregated $7,591,915.

     Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to QDI are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.


                            CUSTODIAN

     State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for the shares of each Fund, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

     State Street is responsible for the calculation of each Fund's daily net asset value per share and for the maintenance of its portfolio and general accounting records and also provides certain shareholder services.


                     INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., whose address is One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Trust.


                     PORTFOLIO TRANSACTIONS

     Quest is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. No broker is selected to effect a securities transaction for a Fund unless such broker is believed by Quest to be capable of obtaining the best price and execution for the security involved in the transaction. In addition to considering a broker's execution capability, Quest generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research, and may be written or oral. Quest determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Quest upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Quest's overall responsibilities with respect to its accounts.

     Quest is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom a Fund effects securities transactions may be used by Quest in servicing all of its accounts and those of QMC, and not all of such services may be used by Quest in connection with the Trust or any one of its Funds.

     Quest may also place a Fund's brokerage business with firms which promote the sale of the Fund's shares, consistent with achieving the best price and execution. In no event will a Fund's brokerage business be placed with QDI.

     Even though investment decisions for each Fund are made independently from those for the other Funds and of the other accounts managed by Quest and its affiliate, securities of the same issuer are frequently purchased, held or sold by more than one Fund and the other accounts because the same security may be suitable for all of them. When more than one Fund and/or such other accounts are simultaneously engaged in the purchase or sale of the same security, Quest seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for a Fund.

     During each of the three years ended December 31, 1992, 1993 and 1994, the Funds paid brokerage commissions as follows:

Fund                     1992           1993           1994

Royce Value Fund         $181,211       $123,987       $138,437

Royce Premier Fund          6,079         87,723        465,986
Royce Equity Income Fund  145,385        283,374        218,843

Royce Micro-Cap Fund       14,603         39,013         41,497
Royce Low-Priced Stock Fund  -               632*        12,946
Royce Total Return Fund      -                 0*         6,231
Royce Global Services Fund   -              -               382**
_________________

* For the period from December 15, 1993 (commencement of operations) to December 31, 1993.
** For the period from December 15, 1994 (commencement of operations) to December 31, 1994.

     For the year ended December 31, 1994, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                   Brokerage Transactions           Commissions Paid
Fund             Having a Research Component     For Such Transactions

Royce Value Fund            $ 35,290,829                  $115,592

Royce Premier Fund           111,406,730                   348,875
Royce Equity Income Fund      42,720,179                   171,128

Royce Micro-Cap Fund           1,514,807                     7,296
Royce Low-Priced Stock Fund      999,173                     7,001
Royce Total Return Fund          961,777                     3,845
Royce Global Services Fund        39,899                       147*
_________________
* For the period from December 15, 1994 (commencement of operations) to December 31, 1994.

     Certain of the Funds acquired securities of their respective "regular brokers" (as such term is defined in Rule 10b-1 under the 1940 Act) or of the parent of their "regular brokers" during the year ended December 31, 1994, and their respective aggregate holdings of such securities had market values at December 31, 1994, as follows: Royce Value Fund -- A.G. Edwards, Inc. -- $55,800, Lehman Brothers Holdings Inc. -- $529,525, PaineWebber Group -- $471,000, and Piper Jaffray Companies Inc. -- $348,600; and Royce Global Services Fund -- Merrill Lynch & Co., Inc. -- $3,575 and Morgan Stanley Group Inc. -- $11,800.


               CODE OF ETHICS AND RELATED MATTERS

      Quest, QDI, QMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Quest, QDI and QMC ("Quest-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Quest or QMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or (ii) they first obtain permission to trade from Quest's Compliance Officer and an executive officer of Quest. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Quest's and QMC's clients include several private investment companies in which Quest or QMC has (and, therefore, Charles M. Royce, Jack E. Fockler,
Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Quest or QMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Quest's and QMC's allocation policies and procedures. See "Portfolio Transactions".


     As of October 31, 1995, Quest-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $____ million, and Quest's and QMC's equity interests in such private investment companies totalled approximately $___ million.



                 PRICING OF SHARES BEING OFFERED

     The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

     As set forth under "Net Asset Value Per Share", the Funds' custodian determines the net asset value per share of each Fund at the close of regular trading on the New York Stock Exchange on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       REDEMPTIONS IN KIND

     It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.


                            TAXATION


     Each Fund (except Royce GiftShares) has qualified and intends to remain qualified, and Royce GiftShares Fund intends to qualify and to remain qualified, each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.


     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     A non-deductible 4% excise tax will be imposed on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year and (iii) certain other amounts not distributed in previous years. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

     If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), such Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. In lieu of being taxable in the manner described above, such Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

     Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investment are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

     For Federal income tax purposes, distributions by each Fund from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund are treated as debt-financed or are deemed to have been held for fewer than 46 days, or under other generally applicable statutory limitations.

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by such Fund from net capital gains will be taxable as long-term capital gains, whether received in cash or reinvested in shares and regardless of how long a shareholder has held his or its Fund shares. Such distributions are not eligible for the dividends received deduction. Long-term capital gains of non-corporate shareholders, although fully includable in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income.

     Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

     A distribution will be treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions will be taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

     Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the Trust is required to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

     Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

     At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution as they will receive a distribution that is taxable to them.

Sales or Redemptions of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. Such gain or loss will be long-term capital gain or loss if the shares disposed of were held for more than one year. A loss will be disallowed to the extent that the shares disposed of are replaced (including by receiving shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares.

                             *  *  *

     The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.

     Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.


Royce GiftShares Fund



     Gift Taxes



     An investment in Royce GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the options selected and other gifts that the Donor and his or her spouse may make during the year.



     If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion (currently, $10,000). Consequently, the Donor will have to file a Federal gift tax return IRS (Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.



     If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if he or she makes gifts (including the gift of Fund shares) totaling more than $10,000 to the same individual during that year or if he or she makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

     If the Donor selects the Current Income Option, the portion of the gift representing the Beneficiary's income interest will be a "present interest" that will qualify for the Federal annual gift tax exclusion, and the balance will be a "future interest" that will not so qualify. The value of the income interest is the present value of the Beneficiary's right to receive the Trust income for the 40 year term of this Trust (without regard to the possibility that the Trust may be terminated sooner) or until the Beneficiary's earlier death, using actuarial tables and interest rate assumptions prescribed by the Internal Revenue Service in effect on the date of the gift. Using the assumptions currently in effect, the income interest portion of Royce GiftShares Fund Trusts using the Current Income Option and created for Beneficiaries aged 15, 20, 25, 30 and 35 would be 92.8%, 92.4%, 91.9%, 91.0%
and 89.5%, respectively. Nevertheless, the Donor will have to file a Federal gift tax return reporting the portion that does not represent a present interest, no matter how small. The Donor should consult with his or her tax adviser to determine the amount of the gift that must be reported for Federal gift tax purposes.



     No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax exclusion equivalent amount (currently, $600,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for gift splitting with the Donor's spouse.



     The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax, and some that do follow the Federal rules.



     Generation-Skipping Transfer Taxes



     If the Beneficiary of a gift of Royce GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). No GST tax will be payable by the Donor until his or her cumulative gifts (other than gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,000,000). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). Gifts subject to GST tax, whether or not covered by the GST tax exemption, must be reported on the Donor's gift tax return. Whether, and the extent to which, an investment in Royce GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the options selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.



     Income Taxes



     If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%), but at a much lower taxable income level (currently, $5,000) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the tax rate is currently limited to 28 %. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. If the Trust terminates after the Beneficiary reaches age 21, the distribution of the balance of the trust fund may be treated as an "accumulation distribution" under the so-called "throwback rules" of the Code, which could result in the imposition of additional tax on the Beneficiary. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year and the amount (if any) of any accumulation distribution subject to the "throwback rules" of the Code.



     If the Donor selects the Withdrawal Option, the Beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal or state income taxes on any of the Trust's income or capital gains, and the "throwback rules" of the Code will not apply when the Trust terminates. The Trustee will prepare and file the Federal and state income tax information returns that are required each year, and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be a fraction of the Trust's ordinary income and short-term capital gains and the Trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6% and 28%, respectively). If the Beneficiary selects this option, he or she will receive those fractions of his or her Trust's income and capital gains annually for the duration of the Trust.



     Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education, and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the distribution is made, as described above.



     If the Donor selects the Current Income Option, the Trust will be subject to Federal income tax only on capital gains earned by the Trust (which would include all capital gains distributions on the shares of the Fund held in the Trust), less a $300 exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule used for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%) but at a much lower taxable income level (currently, $5,000) than would apply to an individual.
It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the tax rate is currently limited to 28%. The Trustee will raise the cash necessary to pay any Federal or state income tax by redeeming Fund shares. The Trust will receive any net investment income dividends paid by the Fund in cash, the Trustee will distribute all of the Trust's net income to the Beneficiary and the Beneficiary will be taxed on all ordinary income received from the Trust each year. The Beneficiary will not pay Federal income taxes on any of the Trust's capital gains, except those earned in the year of the Trust's termination, and the "throwback rules" of the Code will not apply when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement each year showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.



     When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary (or, if he or she has died, to his or her estate) will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary at that time. The Fund shares received by the Beneficiary (or by his or her estate, if he or she has died) will have the same cost basis as they had in the Trust at the time of termination.



     Consultation With Qualified Tax Adviser



     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.

                    DESCRIPTION OF THE TRUST

Trust Organization

     The Trust was established as a Massachusetts business trust by a Declaration of Trust, effective October 22, 1985. A copy of the Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest, which may be divided into an unlimited number of series and/or classes without shareholder approval. (Each Fund presently has only one class of shares.) These shares are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series.

     Three of the four Trustees currently in office were elected by the Trust's predecessor's stockholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of such Trustees remain in office, at which time the Trustees will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

     Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a series' property for all losses and expenses of any shareholder of that series held liable on account of being or having been a shareholder. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which their particular series was unable to meet its obligations.


                        PERFORMANCE DATA

     The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

     Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

     The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the record of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

                                    Period Ended
Fund                                December 31, 1994 Russell 2000 S&P 500
Royce Value Fund
1 Year Total Return                     - 1.64%        - 1.81%   + 1.32%
5 Year Average Annual Total Return+       7.38         +10.20    + 8.69
10 Year Average Annual Total Return     +10.82         +11.54    +14.28


Royce Premier Fund
1 Year Total Return                     + 3.28%        - 1.81%   + 1.32%
Average Annual Total Return since 1-1-92+12.50         +11.40    + 6.27
(commencement of operations)

                                    Period Ended
Fund                                December 31, 1994 Russell 2000 S&P 500

Royce Equity Income Fund
1 Year Total Return                     - 3.26%        - 1.81%   + 1.32%
Average Annual Total Return since 1-2-90+ 7.57         + 9.99    + 8.31
(commencement of operations)


Royce Micro-Cap Fund
1 Year Total Return                     + 3.55%        - 1.81%   + 1.32%
Average Annual Total Return since 1-1-92+18.34         +11.40    + 6.27
(commencement of operations)

Royce Low-Priced Stock Fund
1 Year Total Return                     + 2.98%        - 1.81%   + 1.32%
Average Annual Total Return since12-15-93
(commencement of operations)            + 3.05         + 1.56    + 2.23


Royce Total Return Fund
1 Year Total Return                     + 5.13%        - 1.81%   + 1.32%
Average Annual Total Return since 12-15-93
(commencement of operations)            + 4.91         + 1.56    + 2.23


     During the applicable period ended December 31, 1994, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date   Hypothetical Investment at December 31, 1994

Royce Value Fund (1-1-85)               $ 27,925

Royce Premier Fund (1-1-92)               14,236
Royce Equity Income Fund (1-2-90)         14,402

Royce Micro-Cap Fund (1-1-92)             16,572
Royce Low-Priced Stock Fund (12-15-93)    10,300
Royce Total Return Fund (12-15-93)        10,513

     The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one-year period ended December 31, 1994 were:

Fund                           Lipper Ranking

Royce Value Fund               130 out of 283 small company growth funds

Royce Premier Fund              46 out of 283 small company growth funds
Royce Equity Income Fund        60 out of 120 equity income funds

Royce Micro-Cap Fund            42 out of 283 small company growth funds
Royce Low-Priced Stock Fund     51 out of 283 small company growth funds
Royce Total Return Fund         18 out of 412 growth and income funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

     The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1994, the average included 155 capital appreciation funds, 564 growth funds, 283 small company growth funds, 412 growth and income funds and 120 equity income funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which may not produce income.

     The Lipper Growth & Income Fund Index can be used to show how the Total Return Fund's performance compares to a set of growth and income funds. The Lipper Growth & Income Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds within Lipper's growth and income investment objective category.

     The Lipper Global Fund Index can be used to show how the Global Services Fund's performance compares to a set of global funds. The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in Lipper's global investment objective category.

     Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value- weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of December 31, 1994, DFA contained approximately 2,000 stocks, with a median market capitalization of about $80 million.

     The S&P 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. As of June 30, 1995, the weighted mean market value of a company in this Index was approximately $530 million.

     The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

     Quest may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

     From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE AND THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

     Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1994, the average risk score for the 1,311 equity funds rated by Morningstar with a three-year history was 0.97; the average risk score for the 119 small company funds rated by Morningstar with a three-year history was 1.09; and the average risk score for the 54 equity income funds rated by Morningstar with a three-year history was 0.63. For the three years ended December 31, 1994, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and either its small company or equity income funds categories, as applicable, were as follows:

          Morningstar               Rating within Morningstar Category of
Fund       Risk Score      Equity Funds Small Company Funds Equity Income Funds

Value         0.54  Within lowest 10%      Within lowest 10%         -


Premier       0.25  Within lowest 5%       Lowest risk score         -

Equity Income 0.38  Within lowest 5%               -         Lowest risk score


Micro-Cap     0.43  Within lowest 5%       Within lowest 5%          -

     The Funds' performances may also be compared to those of other compilations or indices.

     Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.


     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.


Risk Measurements

     Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

     Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

     Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

     Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

     Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

     None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

                   PART C -- OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


     a.   Financial Statements Included in Prospectuses (Part A):
  Financial Highlights or Selected Per Share Data and Ratios of Royce Value Fund and Royce Value Fund, Inc., its predecessor, for the ten years ended December 31, 1994 (audited), of Royce Premier Fund for the three years ended December 31, 1994 (audited), of Royce Equity Income Fund for the five years ended December 31, 1994 (audited), of Royce Micro-Cap Fund (formerly Royce OTC Fund) for the three years ended December 31, 1994 (audited), of Royce Low-Priced Stock Fund and Royce Total Return Fund for the period from December 15, 1993 through December 31, 1993 and for the year ended December 31, 1994 (audited), and of Royce Global Services Fund for the period from December 15, 1994 through December
  31, 1994 (audited) and for the six months ended June 30, 1995
  (unaudited).

     The following audited and unaudited financial statements of the Registrant are included in the Registrant's Annual Reports to Shareholders for the fiscal year or period ended December 31, 1994 and, in the case of Royce Global Services Fund, in the Semi-Annual Report to Shareholders for the six months ended June 30, 1995, filed with the Securities and Exchange Commission under Section 30(b)(1) of the Investment Company Act of 1940, and have been incorporated in Part B hereof by reference:

   Royce Value Fund -- Schedule of Investments at December 31, 1994;
   Royce Value Fund -- Statement of Assets and Liabilities at December 31,
   1994;
   Royce Value Fund -- Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993;
   Royce Value Fund -- Statement of Operations for the year ended
   December 31, 1994;
   Royce Value Fund -- Financial Highlights for the years ended December 31, 1994, 1993, 1992, 1991 and 1990;
   Royce Value Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;

   Royce Premier Fund -- Schedule of Investments at December 31, 1994; Royce Premier Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Premier Fund -- Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993;
   Royce Premier Fund -- Statement of Operations for the year ended December 31, 1994;
   Royce Premier Fund -- Financial Highlights for the years ended December 31, 1994, 1993 and 1992;

   Royce Premier Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;



   Royce Equity Income Fund -- Schedule of Investments at December 31,
   1994;
   Royce Equity Income Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Equity Income Fund -- Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993;
   Royce Equity Income Fund -- Statement of Operations for the year ended December 31, 1994;
   Royce Equity Income Fund -- Financial Highlights for the years ended December 31, 1994, 1993, 1992, 1991 and 1990;
   Royce Equity Income Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;

   Royce Micro-Cap Fund -- Schedule of Investments at December 31, 1994; Royce Micro-Cap Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Micro-Cap Fund -- Statement of Changes in Net Assets for the years ended December 31, 1994 and 1993;
   Royce Micro-Cap Fund -- Statement of Operations for the year ended December 31, 1994;
   Royce Micro-Cap Fund -- Financial Highlights for the years ended December 31, 1994, 1993 and 1992;
   Royce Micro-Cap Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;

   Royce Low-Priced Stock Fund -- Schedule of Investments at December 31,
   1994;
   Royce Low-Priced Stock Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Low-Priced Stock Fund -- Statement of Changes in Net Assets for the year ended December 31, 1994 and the period December 15, 1993 through December 31, 1993;
   Royce Low-Priced Stock Fund -- Statement of Operations for the year ended December 31, 1994;
   Royce Low-Priced Stock Fund -- Financial Highlights for the year ended December 31, 1994 and the period December 15, 1993 through December 31, 1993;
   Royce Low-Priced Stock Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;

   Royce Total Return Fund -- Schedule of Investments at December 31,
   1994;

   Royce Total Return Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Total Return Fund -- Statement of Changes in Net Assets for the year ended December 31, 1994 and the period December 15, 1993 through December 31, 1993;
   Royce Total Return Fund -- Statement of Operations for the year ended December 31, 1994;
   Royce Total Return Fund -- Financial Highlights for the year ended December 31, 1994 and the period December 15, 1993 through December 31, 1993;
   Royce Total Return Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;

   Royce Global Services Fund -- Schedule of Investments at December 31,
   1994;
   Royce Global Services Fund -- Statement of Assets and Liabilities at December 31, 1994;
   Royce Global Services Fund -- Statement of Changes in Net Assets for the period December 15, 1994 through December 31, 1994;
   Royce Global Services Fund -- Statement of Operations for the period ended December 31, 1994;
   Royce Global Services Fund -- Financial Highlights for the period December 15, 1994 through December 31, 1994;
   Royce Global Services Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 1, 1995;
   Royce Global Services Fund -- Schedule of Investments at June 30, 1995 (unaudited);
   Royce Global Services Fund -- Statement of Assets and Liabilities at June 30, 1995 (unaudited);
   Royce Global Services Fund -- Statement of Changes in Net Assets for the six months ended June 30, 1995 (unaudited);
   Royce Global Services Fund -- Statement of Operations for the six months ended June 30, 1995 (unaudited);
   Royce Global Services Fund -- Financial Highlights for the six months ended June 30, 1995 (unaudited);
   Royce Global Services Fund -- Notes to Financial Statements (unaudited).

     Financial statements, schedules and historical information other than those listed above have been omitted since they are either inapplicable or are not required.

b.   Exhibits:


The exhibits required by Items (1) through (3), (6), (7), (9) through (12) and (14) through (16), to the extent applicable to the Registrant, have been filed with Registrant's initial Registration Statement (No. 2-80348) and Post-Effective

Amendment Nos. 4, 5, 6, 8, 9, 11, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24,
26, 27, 28, 29, 30, 31, 32 and 33 thereto and are incorporated by reference herein.



(4)  (a) Specimen certificate for shares of Royce GiftShares Fund.

     (b) Form of Royce GiftShares Fund Trust Instrument and related Adoption Agreement.

(5) Form of Investment Advisory Agreement between The Royce Fund (Royce GiftShares Fund) and Quest Advisory Corp.

(8)  Form of State Street Bank and Trust Company Custodian Fee Schedule.

(13) Form of Letter Agreement between the Registrant and the Charles M. Royce 1992 Five Year Trust relating to the initial purchase of shares of Royce GiftShares Fund, a series of the Registrant.

(17) Financial Data Schedule.


Item 25.  Persons Controlled by or Under Common Control With Registrant

          There are no persons directly or indirectly controlled by or under common control with the Registrant.



Item 26.  Number of Holders of Securities


          As of October 31, 1995, the number of record holders of shares of each Fund of the Registrant was as follows:


     Title of Fund                      Number of Record Holders

     Royce Value Fund                         8,441
     Royce Premier Fund                      12,887
     Royce Equity Income Fund                 2,186
     Royce Micro-Cap Fund                     5,763
     Royce Low-Priced Stock Fund                142
     Royce Total Return Fund                      50
     Royce Global Services Fund                   57
     The REvest Growth and Income Fund          449

Item 27.  Indemnification

     (a) Article XI of the Declaration of Trust of the Registrant provides as follows:

                           "ARTICLE XI
           LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

          Section 1. Provided they have exercised reasonable care and have acted under the belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of any other Trustee or any officer, employee, agent or Investment Adviser, Principal Underwriter, transfer agent, custodian or other independent contractor of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.


INDEMNIFICATION

          Section 2.

          (a) Subject to the exceptions and limitations contained in Section 2(b) below:

               (i) Every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

              (ii) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b)   No indemnification shall be provided hereunder to a Covered
Person:

               (i) Who shall, in respect of the matter or matters involved, have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

               (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                    (A) By the court or other body approving the settlement;

                    (B) By a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (C) By written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 2."

     (b)(1)Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Quest Advisory Corp. provides as follows:

          "8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the

Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion."

     (b)(2)Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce, Ebright & Associates, Inc. provides as follows:

          "8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or
(ii) an independent legal counsel in a written opinion."

     (c) Paragraph 9 of the Distribution Agreement made October 31, 1985 by and between the Registrant and Quest Distributors, Inc. provides as follows:

          "9. Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by
(a) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion."


Item 28.  Business and Other Connections of Investment Advisers

          Reference is made to the filings on Schedule D to the Applications on Form ADV, as amended, of Quest Advisory Corp. and Royce, Ebright & Associates, Inc. for Registration as Investment Advisers under the Investment Advisers Act of 1940.


Item 29.  Principal Underwriters

          Inapplicable. The Registrant does not have any principal underwriters.

Item 30.  Location of Accounts and Records

          The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

               The Royce Fund
               1414 Avenue of the Americas
               10th Floor
               New York, New York  10019

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02101


Item 31.  Management Services

          State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), provides certain management-related services to the Registrant pursuant to a Custodian Contract made as of December 31, 1985 between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, has contracted with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and to assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services are rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

          Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for each of the three (3) fiscal years ended December 31:

               1994:          $309,492
               1993:          $224,234
               1992:          $182,000


Item 32.  Undertakings

          Registrant hereby undertakes to file a post-effective amendment for Royce GiftShares Fund, using financial statements which need not be certified, within four to six months from the effective date of Registrant's post-effective amendment to its registration statement which created that series.

          Registrant hereby undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the latest annual report to shareholders of such series upon request and without charge.

          Registrant hereby undertakes to call a special meeting of the Registrant's shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of November, 1995.

                                   THE ROYCE FUND

                              By:  /s/ Charles M. Royce
                                   Charles M. Royce, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURE                   TITLE                  DATE



/s/ Charles M. Royce               President, Treasurer11/22/95
Charles M. Royce                   and Trustee
                                   (Principal Executive,
                                   Financial and Accounting
                                   Officer)


/s/ Richard M. Galkin              Trustee             11/22/95
Richard M. Galkin



/s/ Stephen L. Isaacs              Trustee             11/22/95
Stephen L. Isaacs



/s/ David L. Meister               Trustee             11/22/95
David L. Meister
                   ---------------------------
                             NOTICE

     A copy of the Declaration of Trust of The Royce Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.
                                   INDEX TO EXHIBITS



   Exhibit No.                   Description                     Page No.



  (4)(a)     Specimen certificate for shares of Royce GiftShares Fund   69

  (4)(b)     Form of Royce GiftShares Fund Trust Instrument and         71
             related Adoption Agreement

  (5)        Form of Investment Advisory Agreement between The          78
             Royce Fund (Royce GiftShares Fund) and Quest Advisory
             Corp.

  (8)        Form of State Street Bank and Trust Company Custodian      82
             Fee Schedule

  (13)       Form of Letter Agreement between the Registrant and the    85
             Charles M. Royce 1992 Five Year Trust relating to the initial purchase of shares of Royce GiftShares Fund, a series of the Registrant

  (17)       Financial Data Schedule                                    86

                                                        EXHIBIT (4)(a)

         NUMBER                                             SHARES
         [Box]                                              [Box]


                                    ROYCE GIFTSHARES FUND
                  A SERIES OF THE ROYCE FUND, A MASSACHUSETTS BUSINESS TRUST


THIS CERTIFIES that                                      is the owner of


                                       *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    CUSIP

fully paid and non-assessable shares of beneficial interest - $.001 par value of Royce GiftShares Fund transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.

           COUNTERSIGNED: NATIONAL FINANCIAL DATA SERVICES
           SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY P.O. BOX 419733, KANSAS CITY, MO 64141-8012

           BY
                              VOID

                                                     AUTHORIZED OFFICER


                                                [Seal -
                                            THE ROYCE FUND
                                     COMMONWEALTH OF MASSACHUSETTS
                                                         TRUST SEAL 1985]
                                                                     Dated
                                /s/ Susan I. Grant          Charles M. Royce
                                    SECRETARY                   PRESIDENT

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to appplicable laws or regulations:


TEN COM - as tenants in common
TEN ENT -  as tenants in the entireties
JT TEN  -    as joint tenants with right of
              survivorship and not as tenants
              in common

UNIF GIFT MIN ACT - ________ Custodian ________
                            (Cust)                  (Minor)
                           under Uniform Gifts to Minors
                            Act ____________________
                                        (State)

               Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
             [Box]

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]






		      Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said shares of benficial interest on the books of the within-named Association with full power of substitution in the premises.



Dated,



Owner
NOTICE: THE SIGNATURE
        TO THIS ASSIGNMENT MUST
        CORRESPOND WITH THE
        NAME AS WRITTEN UPON
        THE FACE OF THE CERTIFI-
        CATE IN EVERY PARTICULAR,
        WITHOUT ALTERATION
        OR ENLARGEMENT OR
        ANY CHANGE WHATEVER.
        THE SIGNATURE(S) MUST
        BE GUARANTEED BY A COM-
        MERCIAL BANK OR TRUST
	COMPANY LOCATED OR
        HAVING A CORRESPON-
        DENT IN NEW YORK CITY,
        OR BY A MEMBER FIRM OF
        THE NEW YORK, AMERICAN,
        MIDWEST OR PACIFIC COAST
        STOCK EXCHANGES, WHOSE
        SIGNATURE(S) IS KNOWN
        TO THE TRANSFER AGENT
        OF THE COMPANY.
                                       Signature of Co-Owner, if any

IMPORTANT  {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
{  WITH NOTICE PRINTED ABOVE


Signature(s) guaranteed by:

                                                         EXHIBIT (4)(b)




                               PREAMBLE


           This Trust is irrevocable. Your gift cannot be cancelled or returned to you. You cannot revoke the Trust or change its terms in any way. You should contribute only an amount of money that you will never want back.

           Creating this Trust may require the filing of a Federal Gift Tax Return (IRS Form 709) and a State Gift Tax Return, even if the amount of the gift is less than $10,000. Whether a Federal Gift Tax Return or a State Gift Tax Return is required will depend upon the options that you select in the Adoption Agreement, the amount of other gifts that you have made and the laws of the State or other jurisdiction in which you reside. See the Prospectus and the Statement of Additional Information for details.

           This Trust Instrument is provided as a convenience to you and your attorney. Neither The Royce Fund nor Quest Advisory Corp. can advise you whether the Trust is appropriate for your circumstances. Please consult with your attorney before signing the Adoption Agreement.

                     ROYCE GIFTSHARES FUND TRUST

      This Instrument has been provided by The Royce Fund (including its successors, "TRF") to enable individuals to make irrevocable gifts that will be held in trust for others. Each individual making a gift under this Instrument (the "Donor") shall complete and execute a separate instrument (the "Adoption Agreement") specifying the individual for whom the gift is made (the "Beneficiary"), the amount of the gift (the "Initial Contribution") and the Donor's choices as to the payment or accumulation of income and other options.

      Upon receipt and acceptance of a properly completed and executed Adoption Agreement and collection of the Initial Contribution (the "Receipt Date"), the Trustee shall hold the Initial Contribution, together with all additions thereto, all gains thereon and all accrued, accumulated and undistributed income (collectively, the "trust fund"), in a trust (the "Trust") for the Beneficiary upon the terms and subject to the conditions of this Instrument and the Adoption Agreement.

      1. Trust Investments - (a) The Trustee shall invest the trust fund in shares of Royce GiftShares Fund (including its successors, "RGF"), a series of TRF.

           (b) The Trustee shall reinvest all net investment income dividends and capital gains distributions that are not required to be distributed currently to the Beneficiary in additional shares of RGF.

           (c) If the Donor selects the "Current Income Option" in the Adoption Agreement, the Trustee shall, upon the request of the Beneficiary, tender all of the shares of RGF held in the Trust for redemption, and shall reinvest the net proceeds of that redemption in shares of a money market mutual fund (the "Income Fund"), to be selected by the Trustee in its sole and absolute discretion. The Trustee is specifically authorized to select a money market mutual fund that is managed by or is otherwise affiliated with the Trustee.

           (d) If shares of RGF or the Income Fund should ever become unavailable, the Trustee may invest the trust fund in a comparable investment, to be selected by the Trustee in its sole and absolute discretion.

           (e) The Trustee shall not be liable or responsible for any loss resulting to the trust fund or to any present or future beneficiary of the Trust by reason of the investment in shares of RGF, the Income Fund selected by the Trustee or any investment substituted for either of those funds pursuant to this paragraph.

      2. Income and Principal Distributions - (a) If the Donor selects the "Withdrawal Option" in the Adoption Agreement, the Beneficiary shall have the power to direct the Trustee to make tax equalization distributions, and thereafter, the Trustee shall pay the amount of such tax equalization distributions to the Beneficiary within 90 days after the end of each calendar year. The amount of such tax equalization distributions shall be determined by multiplying each class of income earned by the Trust (ordinary income or capital gains) by the highest marginal Federal tax rate for unmarried individuals applicable to that class of income. Any direction made pursuant to this paragraph shall be irrevocable and shall apply to the taxable year in which it is made and all subsequent taxable years until the termination of the Trust.

      (b) If the Donor selects the "Current Income Option" in the Adoption Agreement, the Trustee shall pay all of the net income of the Trust to the Beneficiary annually or more frequently as the Trustee, in its sole and absolute discretion, shall direct. For this purpose, "net income" means any net investment income dividends and interest income received by the Trust less any expenses of the Trust, but does not include any short-term or long-term capital gains distributions received or any short-term or long-term capital gains realized by the Trust.

      3. Withdrawal Rights - If the Donor selects the "Withdrawal Option" in the Adoption Agreement:

           (a) The Beneficiary shall have the right to withdraw the Initial Contribution and/or any subsequent addition to the Trust within 30 days after its receipt and collection by the Trustee. Promptly after receipt of the Initial Contribution or any additional contribution, the Trustee shall notify the Beneficiary of this right of withdrawal.

           (b) The Beneficiary may submit to the Trustee any bill or statement from a college or university for the expenses of the Beneficiary's college or post-graduate education and, upon receipt of that bill or statement, the Trustee shall pay the amount of such bill or statement to the Beneficiary and the college or university as joint payees. Alternatively, the Trustee may, in its sole and absolute discretion, make such payments directly to the college or university for the expenses of the Beneficiary's college or post-graduate education pursuant to any direct deposit expense payment plan that the Trustee deems acceptable. For purposes of this paragraph, the term "expenses of the Beneficiary's college or post-graduate education" means the charges of an accredited college or university for tuition, room and board and such other fees and expenses (such as laboratory fees and student activity fees) as the Trustee, in its sole and absolute discretion, shall deem necessary and appropriate for the Beneficiary's education. The Trustee, in its sole and absolute discretion, shall determine whether a particular institution is an accredited college or university and, after making that determination, may rely, without further investigation, upon any bill or statement of such college or university that appears to the Trustee to be genuine. The Trustee may charge a reasonable fee for these services, in addition to any other fees that it may collect for its services as Trustee.

      4. Trust Termination - (a) If the Donor selects the "Accumulation Option" or the "Withdrawal Option in the Adoption Agreement, the Trust shall terminate on the date specified by the Donor in the Adoption Agreement.

           (b) If the Donor selects the "Current Income Option" in the Adoption Agreement, the Trust shall terminate 40 years after the Receipt Date described above, or on such earlier date as is requested by the individual designated by the Donor in the Adoption Agreement. If no such individual has been designated, the Trust shall terminate on such earlier date as the Trustee may determine, at the request of the Beneficiary. In no event, however, may the Trust terminate before the expiration of the minimum term specified by the Donor in the Adoption Agreement.

           (c) Upon termination of the Trust pursuant to paragraph "(a)" or "(b)" above, the Trustee shall distribute the entire trust fund to the Beneficiary. If the Beneficiary dies before the termination date specified in paragraph "(a)" or "(b)" above, the Trust shall thereupon terminate and the trust fund shall be distributed to the executors or administrators of the Beneficiary's estate.

      5. Additional Contributions - The Donor or any other person may add property to the Trust by delivery of the same to the Trustee, which shall in all respects be subject to this Instrument, as supplemented by the Adoption Agreement. (Such additional gifts may require the filing of a Federal and State gift tax return.)

      6. Payments and Elections During Minority - If and for so long as the Beneficiary is under the age of 18 years, (i) all distributions required to be made to the Beneficiary under this Instrument shall be paid to the individual specified in the Adoption Agreement as authorized to act on behalf of the Beneficiary during his or her minority, (ii) all of the rights and powers given to the Beneficiary by this Instrument shall be exercisable by that individual and (iii) all notices, statements, proxies and other communications required to be delivered to the Beneficiary under this Instrument shall be delivered to that individual. The Trustee may rely, and shall be protected in acting upon, any request, consent or election of such individual on behalf of the Beneficiary.

      7. Assignment or Invasion of the Trust Fund Prohibited - The Beneficiary shall have no power to assign, transfer, encumber or otherwise dispose of any interest in the trust fund, and all sums payable to the Beneficiary hereunder shall be free and clear of the Beneficiary's liabilities, debts, contracts and assignments and from levies, attachments or similar proceedings of any kind, including claims for alimony, child support or similar obligations, and free from the control of his or her spouse. No provision of law that would otherwise authorize a court to direct that the trust fund be invaded for any purpose shall apply to the Trust.

      8. Trustee Powers - In addition to and not in limitation of any powers conferred upon fiduciaries by law, the Trustee is expressly authorized, in its sole and absolute discretion:

           (a) To appoint agents, accountants, experts and counsel, including individuals and entities affiliated with the Trustee, TRF or RGF's investment adviser, and to authorize any one or more of them to perform the Trustee's ministerial acts hereunder, including but not limited to the acceptance of investments, maintenance of financial and other records and beneficiary designations, collection and remittance of fees and expenses, if any, issuance of reports and accountings to beneficiaries, distribution of the trust fund at the termination of the Trust and preparation, execution and filing of tax returns and payment of taxes shown to be due on such returns.

           (b) To pay from the trust fund any and all expenses, costs, fees, taxes, penalties or other charges, including compensation to any agents, accountants, experts and counsel whose services may be required in the administration of the Trust.

           (c) To hold property in its own name, unregistered, in the name of a nominee, in such form as will pass by delivery or in book-entry form.

           (d) To pay reasonable annual and other fees to itself comparable to the fees for such services charged by others.

           (e) To determine the form of any notices required in connection with any rights or powers exercisable by the Beneficiary under this Instrument and any reasonable conditions on the exercise of such rights or powers that the Trustee finds necessary or convenient for the efficient administration of the Trust.

      9. Voting of RGF Shares - The Trustee shall deliver, or arrange for delivery of, notices of meetings of RGF shareholders, RGF proxy statements and RGF proxies in sufficient time to enable the Beneficiary attend such meeting in person or vote by proxy. The Trustee shall vote all shares of RGF for which no proxies are returned (and which are not present in person at the meeting) in the same proportion as RGF shares for which proxies are returned.

      10. Resignation, Removal and Replacement of the Trustee - (a) Any Trustee may resign at any time upon 60 days notice in writing to TRF.

           (b) A majority of those directors/trustees of TRF who are not interested persons of TRF or RGF's investment adviser, as defined in the Investment Company Act of 1940, as it may from time to time be amended, or any Act enacted in lieu thereof, may, upon 10 days notice in writing to the Trustee and RGF's investment adviser, remove any Trustee at any time acting hereunder.

           (c) Whenever any Trustee shall cease to act for any reason, its successor shall be such individual or entity as may be selected by a majority of those directors/trustees of TRF who are not interested persons of TRF or RGF's investment adviser. When the successor Trustee assumes office, notice thereof shall be mailed to the Beneficiary at his or her address as shown on the Trustee's records.

           (d) A majority of those directors/trustees of TRF who are not interested persons of TRF or RGF's investment adviser may, without liability to any present or future beneficiary, approve the accounts of, and give a full and complete release and discharge to any Trustee. No successor Trustee shall be liable or responsible for any act or default of any predecessor Trustee, nor shall any successor Trustee be required to inquire into or take any notice of the prior administration of the trust fund.

11. Amendment - This Instrument may be amended by the Trustee, with the consent of a majority of those directors/trustees of TRF who are not interested persons of TRF or RGF's investment adviser, at any time or from time to time, to promote the prompt and efficient administration of the Trusts under this Instrument or to carry out the purposes of the Trust; provided, however, that no such amendment may (i) adversely affect the rights of the Beneficiary in any significant respect, (ii) affect any election or option selected by the Donor, (iii) result in the return of any interest in or power over the Trust to the Donor or the Donor's spouse, (iv) expand the amendment powers of the Trustee under this paragraph or (v) violate any applicable statute or rule of law. Any such amendment shall apply to every Trust created under this Instrument and shall become effective only after 30 days prior written notice to the Beneficiaries of every Trust created under this Instrument.

                 Governing Law - This Instrument shall be construed and enforced, to the extent possible, according to the laws of the State
of                              and all provisions hereof shall be
administered according to the laws of said State.

ADOPTION AGREEMENT

DONOR

Name                                  Soc. Security No.


No. and Street                            Apt. No.


City             State            Zip            Telephone

I, the Donor named above, hereby adopt the terms of the Royce GiftShares Fund Trust and agree that the gift described in this Adoption Agreement shall be governed by the terms and conditions of the Royce GiftShares Fund Trust, subject to the options that I have selected in this Adoption Agreement.

BENEFICIARY
(Must be a citizen or permanent resident of the United States)

Name                                  Soc. Security No.


No. and Street                            Apt. No.


City                     State        Zip       Telephone


Date of Birth                     Relationship to Donor

AMOUNT OF GIFT
(Minimum $5,000)

Multiples of $50 - Make Check Payable to Royce GiftShares Fund

PAYMENT ELECTION
(Select only one)

Accumulation Option - All of the net income of the Trust will be accumulated. I understand that none of the gift will qualify for the $10,000 Federal annual gift tax exclusion, and that I must file a gift tax return reporting the entire gift.

Withdrawal Option - The Beneficiary may withdraw the gift (or any additional contribution) within 30 days. Otherwise, all of the net income of the Trust will be accumulated. I understand that the gift will qualify for the $10,000 Federal annual gift tax exclusion, so that I need not file a gift tax return unless all gifts that I have made to the Beneficiary this year (including this gift) exceed $10,000.

Current Income Option - All of the net income other than capital gains of the Trust will be paid to the Beneficiary at least annually. I understand that a portion of the gift will not qualify for the $10,000 Federal annual gift tax exclusion, and that I must file a gift tax return reporting that portion of the gift.

TERMINATION DATE (For Accumulation or Withdrawal Option only)

This Trust will terminate on:


(Must be at least 10 years from the date of your gift)


MINIMUM TERMINATION
PROVISIONS
(For Current Income Option only - Do
not complete if Accumulation or
Withdrawal Option selected)

The Minimum Term of this Trust is     10 years  15 years    years

                                         until
(Must be at least 10 years from the date of your gift)

If no individual is named below, this
Trust may be terminated at any time
after the Minimum Term by the Trustee,
at the request of the Beneficiary.

OPTIONAL - This Trust may be
terminated at any time after the
Minimum Term by


Name (Other than Donor, Donor's
Spouse or Beneficiary)


No. and Street                        Apt. No.

City         State               Zip        Telephone

BENEFICIARY'S
REPRESENTATIVE

(Complete if Beneficiary is a minor)

While the Beneficiary is under the age
of 18, distributions, notices, proxies and other communications should be sent to


Name (Other than Donor)


No. and Street                        Apt. No.


City       State                  Zip       Telephone

  Pay distributions to the individual
named above as Custodian for the
Beneficiary under the Uniform Transfers
to Minors Act

I understand that this gift is irrevocable and cannot be returned to me, and that I will have no control over the trust that I have created. I also understand that I may be required to file a gift tax return reporting this gift, and that it is my responsibility to determine whether a gift tax return will be required.

    Signature of  Donor                       Date

                                                      EXHIBIT (5)
                  INVESTMENT ADVISORY AGREEMENT

                             BETWEEN

             THE ROYCE FUND (Royce Gift Shares Fund)

                               AND

                      QUEST ADVISORY CORP.




     Agreement made this ____ day of December 1995, by and between THE ROYCE FUND, a Massachusetts business trust (the "Fund"), and QUEST ADVISORY CORP., a New York corporation (the "Adviser").


     The Fund and the Adviser hereby agree as follows in respect of Royce GiftShares Fund, a series of the Fund (the "Series"):


     1. Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By- Laws and current prospectus and any directions it may receive from the Fund's Trustees.


     2. Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non- affiliated Trustees' fees; and brokerage commissions.


     3. Expenses Payable by the Adviser. The Adviser shall furnish, without expense to the Fund or to the Series, the services of those of its executive officers and full-time employees who may be duly elected executive officers or Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and shall pay all the salaries and expenses of such persons. For purposes of this Agreement, only a president, a treasurer or a vice-president in charge of a principal business function shall be deemed to be an executive officer. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.


     4. Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.25% per annum of the average net assets of the Series at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.


     5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.


     6. Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub- advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

     7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.


     8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series.
Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of
1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.


     9. Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective immediately upon approval by a majority of the outstanding voting securities of the Series, and the Investment Advisory Agreement made September 24, 1992 by and between the Fund and the Adviser shall not apply as to the Series. This Agreement shall remain in effect until December __, 1997, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this

Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser or Charles M. Royce may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser or Charles M. Royce, so refrain from using such name.

     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.


     10. Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.



                              THE ROYCE FUND


                              By:  _______________________________
                                   Charles M. Royce, President



                              QUEST ADVISORY CORP.


                              By:  _______________________________
                                   Charles M. Royce, President

                                                  EXHIBIT (8)
                                        [Logo of ship]StateStreet


               STATE STREET BANK AND TRUST COMPANY

                EFFECTIVE _______________________
                     Custodian Fee Schedule

                      ROYCE GIFTSHARES FUND


I.   Administration

Custody, Portfolio and Fund Accounting Service - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursement and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports.

The administration fee shown below is an annual charge, billed and payable monthly, based on average monthly asset charges.

               ANNUAL FEES PER PORTFOLIO

Fund Net Assets          Custody, Portfolio & Fund Acct.

First $20 Million             1/15 of 1%
Next $80 Million              1/30 of 1%
Excess (above 100 Million)    1/100 of 1%


II.  Portfolio Trades - For Each Line Item Processed

     State Street Bank Repos  $  7.00

     DTC or Fed Book Entry    $ 12.00

     New York Physical Settlements$ 25.00

     All Other Trades         $ 16.00




SSBZ0552 REV 10/90

                                        [Logo of ship]StateStreet



III. Out-of-Pocket Expenses

     A bill for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

          Telephone
          Wire Charges ($5.25 per wire in and $5.00 out)
          Postage and Insurance
          Courier Service
          Legal Fees
          Supplies Related to Fund Records
          Rush Transfer - $8.00 each
          Duplicating
          DTC Eligibility Books
          Transfer Fees
          Sub-Custodian Charges
          Price Waterhouse Audit Letters


IV.  Special Services

Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation. Fees for tax accounting/recordkeeping for options, financial natures, and other special items will be negotiated separately.

V. Monthly charges for the State Street Bank Automated Pricing System are by the number of positions that are priced during the month.

     Monthly Base Fee                   $200.00

     Monthly Quote Charge
       Listed Equities, OTC Equities, and Bonds$   3.00
       Corporate Bonds                  $   7.00


VI.  Monthly Payment

It is agreed that this fee contract constitutes a blanket authorization to charge the custodian checking account ten days after the monthly invoice for the fee amount due unless previously received and authorized. Out-of-Pocket charges will not be paid until authorized. SSBZ0552 REV
10/90

                                        [Logo of ship]StateStreet





VII. Term of Contract

This fee agreement may be terminated at any time by either party upon written notification to the other party. Until a new agreement is reached, the fees in effect prior to this agreement will be used a basis until a new fee agreement is negotiated.








Accepted:


The Royce Fund -                   State Street Bank and Trust Company
Royce GiftShares Fund



By:                                By:

Title:                             Title:

Date:                              Date:












SSBZ0552 REV 10/90

                            THE ROYCE FUND                 EXHIBIT (13)
                      1414 Avenue of the Americas
                       New York, New York 10019



                                            December __, 1995


Mr. W. Whitney George, Trustee
The Charles M. Royce 1992 Five Year Trust
1414 Avenue of the Americas
New York, New York 10019

Dear Mr. George:

      The Royce Fund (the "Fund") hereby accepts your offer to purchase 200 shares of beneficial interest of Royce GiftShares Fund, a series of the Fund, at $5.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.


                                            Sincerely,

                                            THE ROYCE FUND



                                      By:   __________________________
                                            Charles M. Royce
                                            President


Agreed:

      I, W. Whitney George, as Trustee of the Charles M. Royce 1992 Five Year Trust (the "Trust"), hereby agree that the Trust will purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that I have no present intention of redeeming or selling any of the 200 shares of Royce GiftShares Fund covered by such letter agreement.



                                            ___________________________
                                            W. Whitney George, Trustee